SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
of 1934
                         (Amendment No.        )
Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [  ]
Check the appropriate box:
[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission
          Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                             ROSS STORES, INC.
___________________________________________________________

(Name of Registrant as Specified In Its Charter)
____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of  Filing Fee (Check the appropriate box):

[X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
[  ]$500  per  each  party to  the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
  1) Title of each class of securities to which transaction applies

____________________________________________________________

   2) Aggregate number of securities to which transaction applies:

____________________________________________________________

  3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________________


   4) Proposed maximum aggregate value of transaction:

____________________________________________________________


   5) Total fee paid:

____________________________________________________________

[ ] Fee paid previously with preliminary materials.
[ ] Check  box if any part of the fee is offset as provided by Exchange
     Act Rule  0-11(a)(2)  and identify the filing for which
     the offsetting  fee was  paid  previously.   Identify the
     previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:
____________________________________________________________

   2) Form, Schedule or Registration Statement No:
____________________________________________________________

   3) Filing Party:
____________________________________________________________

   4) Date Filed:

____________________________________________________________


=========================================

April 25, 1995

Dear Stockholder:




Enclosed with this letter are the proxy materials for the upcoming Annual Meeting. Among the items on the Agenda are amendments to the components of our equity incentive compensation program: the Stock Option Plan, Restricted
Stock Plan and Employee Stock Purchase Plan. On behalf of the Compensation Committee of the Board of Directors, which unanimously recommended these amendments, I would like to take this opportunity to explain the Committee's incentive compensation philosophy and how these amendments fit into our goal of protecting and increasing the value of the stockholders' investment.

The cornerstone of our philosophy is the alignment of management's financial interests with those of the stockholders. A meaningful amount of total compensation in the form of equity-based grants more clearly focuses management's attention on developing and implementing strategies that will positively affect long-term valuation of the stock. Further, our equity-based compensation is directed to those employees who can have a meaningful effect on the company's performance.

The Board of Directors recommends a vote in favor of these proposals for two important reasons:

   The company's equity compensation programs enable Ross to attract, motivate and retain the key employees, particularly in the merchandising organization, necessary to compete in an increasingly tough environment for off-price apparel retailers.

   A key management focus over the past few years has been the expansion and strengthening of the company's merchandising staff through the addition of talented merchants at every level of the organization -- management, buyers and assistant buyers. Our equity programs -- in particular the Stock Option and Restricted Stock Plans -- are important vehicles that strengthen the overall competitiveness of our compensation packages and enable the company to accomplish this strategic objective. These programs helped us deliver respectable financial results in 1994.

   By way of example, our two strongest performing businesses this past year were Home and Dresses, both of which have benefited from the addition of new merchandise management and buyers. Each of these areas realized strong sales gains over last year and were ahead of plan as well. Despite one of the toughest climates ever for off-price, Ross Stores was one of just two companies in our industry to report gains in both same store sales and earnings per share for the year. During 1994, comparable store sales increased 2%, and earnings per share rose 9% to $1.24.

      The company's stock award programs are broadbased throughout the organization, enabling Ross to develop both a strong senior and middle management team that has had relatively low turnover in the last few years.

      - Restricted stock is granted to about 60 people in key
        positions at the middle to upper management levels.
      - Stock options are more widely disseminated, with grants
        to about 350 employees down through the middle management ranks of the organization.
      - The Employee Stock Purchase Plan offers all qualified employees an opportunity to become stockholders and had approximately 800 participants in 1994, the most recent offering period.

The total proposed increase in shares for all three plans amounts to 2.4 million, or about 9.7% of total common stock outstanding. However, dilution from the equity compensation plans has been offset by the company's stock repurchase programs over the past several years. As a result, fully-diluted shares outstanding today are actually lower than they were in 1988, when the company initiated its first stock repurchase program.

Enhancing stockholder value remains a top priority for your Board of Directors and management, and we will continue to evaluate how our dividend and possible future repurchase programs can return value to stockholders.

Please feel free to call either Earl Benson, Senior Vice
President and Chief Financial Officer, or Katie Loughnot,
Director of Investor Relations, at 1-510-505-4509, with any questions you may have.


Respectfully,

/s/G. Orban
George P. Orban
Ross Stores, Inc.
Board of Directors Compensation Committee


===============================

April 25, 1995


Dear Stockholder:


You are cordially invited to attend the 1995 Ross Stores' Annual Meeting of Stockholders which will be held at 11:00 a.m. on Thursday, May 25, 1995 at the corporate headquarters
located  at 8333  Central  Avenue,  Newark, California.   If
you will need special assistance at the meeting because of a disability, please contact Mr. Earl T. Benson, Senior
Vice  President,   Chief Financial  Officer  and Corporate
Secretary, Ross Stores, Inc., 8333 Central Avenue, Newark, CA 94560-3433 at least 10 days before the meeting.

Please complete the enclosed proxy card and return it in the envelope provided for that purpose as soon as possible so that your shares will be represented and voted at the meeting.

Thank you for your commitment to Ross Stores and for your cooperation in returning your proxy without delay.

Sincerely,

ROSS STORES, INC.

/s/Norman A. Ferber
Norman A. Ferber
Chairman of the Board and
Chief Executive Officer

====================

                        ROSS STORES, INC.

                    Notice of Annual Meeting of
                     Stockholders To Be Held May 25, 1995


To the Stockholders:

Please take notice that the Annual Meeting of the Stockholders of Ross Stores, Inc., a Delaware corporation (the "company"), will be held on Thursday, May 25, 1995 at 11:00 a.m. PDT, at the company's corporate headquarters located at 8333 Central Avenue, Newark, California for the following purposes:

    1.   To  elect three Class III directors for a  three year term.
    2.   To approve the amendments to the 1992 Stock Option Plan  to
         (i)  increase the share reserve by 1,200,000 shares  and
         (ii) limit the number of shares of Common Stock underlying options granted to any single individual per fiscal year.
   3. To approve the amendment to the 1988 Restricted Stock Plan to increase the share reserve by 800,000 shares.
   4. To approve the amendment to the Employee Stock Purchase Plan to increase the share reserve by 400,000 shares.
   5. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Stockholders of record at the close of business on April 10, 1995 are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose related to the Annual Meeting during ordinary business hours at the principal office of the company located at 8333 Central Avenue, Newark, California.


By order of the Board of Directors,

Earl T. Benson, Secretary


Dated:    April 25, 1995


     IMPORTANT: Please fill in, date, sign and mail promptly the enclosed Proxy in the post-paid envelope provided to assure that your shares are represented at the meeting.
     If you attend the meeting, you may vote in person if you wish to do so, even though you have sent in your Proxy.

                        TABLE OF CONTENTS

                                                                       Page

PROXY SOLICITATION                                                       1

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT              2

INFORMATION REGARDING NOMINEES AND INCUMBENT DIRECTORS                   4

COMPENSATION AND OTHER TRANSACTIONS WITH OFFICERS AND DIRECTORS          6

    Summary Compensation Table                                           6

    Option Grants in Last Fiscal Year                                    8

    Aggregated Option Exercises and Year-End Value Table                10

    Compensation Committee Report                                       11

    Stockholder Return Performance Graph                                14

    Compensation of Directors                                           15

    Compensation Committee Interlocks and Insider Participation         15

    Employment Contracts, Termination of Employment and Change-In-
          Control Arrangements                                          15

    Certain Transactions                                                16

PROPOSAL 1 - ELECTION OF CLASS III DIRECTORS                            17

SUPPORTING ARGUMENTS FOR PROPOSALS 2-4                                  17

PROPOSAL 2 - 1992 STOCK OPTION PLAN
             APPROVAL OF AMENDMENTS TO (I) INCREASE THE SHARE
             RESERVE BY 1,200,000 SHARES AND (II) LIMIT THE NUMBER OF
             SHARES GRANTED TO ANY INDIVIDUAL PER FISCAL YEAR          20

PROPOSAL 3 - 1988 RESTRICTED STOCK PLAN
             APPROVAL OF AMENDMENT TO INCREASE THE SHARE
             RESERVE BY 800,000 SHARES                                 23

PROPOSAL 4 - EMPLOYEE STOCK PURCHASE PLAN
             APPROVAL OF AMENDMENT TO INCREASE THE SHARE
             RESERVE BY 400,000 SHARES                                 25

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS                               27

PROXY SOLICITATION                                                     27

TRANSACTION OF OTHER BUSINESS                                          27

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING           27


===================

                         PROXY STATEMENT
               1995 ANNUAL MEETING OF STOCKHOLDERS
                               OF

                        ROSS STORES, INC.

                       8333 Central Avenue
                    Newark, California 94560
                         (510) 505-4400

                       PROXY SOLICITATION


      The accompanying Proxy is solicited by the management of Ross Stores, Inc., a Delaware corporation (the "company"), for use at the Annual Meeting of Stockholders to be held on Thursday, May 25, 1995, at 11:00 a.m. PDT, or any adjournment thereof, at which stockholders of record at the close of business on April 10, 1995, shall be entitled to vote. The meeting will be held at the company's corporate offices, 8333 Central Avenue, Newark, California.

      The date of this Proxy Statement is April 25, 1995, the approximate date on which the Proxy Statement and form of Proxy were first sent or given to stockholders. The Annual
Report to Stockholders for the fiscal year ended January 28, 1995, including financial statements, is enclosed with this Proxy Statement.

      The purpose of this Proxy Statement is to provide the company's stockholders with certain information regarding the company and its management and to provide the stockholders with summaries of the matters to be voted upon at the Annual Meeting of Stockholders. The stockholders will be asked to (i) elect three Class III directors to serve a three-year term, (ii) approve increases in the share reserves of the company's 1992 Stock Option Plan, 1988 Restricted Stock Plan and Employee Stock Purchase Plan; and
(iii) approve an amendment to the company's 1992 Stock Option Plan to comply with Section 162(m) of the Internal Revenue Code.

      The company had outstanding, on April 10, 1995, 24,632,786 shares of Common Stock, par value $0.01, all of which are entitled to vote with respect to all matters to be acted upon at the meeting. Each stockholder is entitled to one vote for each share of stock held by him or her. The company's Bylaws provide that a majority of all shares entitled to vote, whether present or in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. For ten days prior to the Annual Meeting, the company's stockholder list is available for viewing by the stockholders for any purpose related to the Annual Meeting during ordinary business hours at the company's principal place of business located at 8333 Central Avenue, Newark, California.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by filing with the Secretary of the company an instrument revoking it, by presenting at the meeting a duly executed Proxy bearing a later date or by attending the meeting and voting in person.

                   STOCK OWNERSHIP OF CERTAIN
               BENEFICIAL OWNERS AND MANAGEMENT



     The following table contains information as of April 1,
1995 (except for First Pacific Advisors, Inc. as noted in footnote (2)) regarding the ownership of the Common Stock of the company by (i) all persons who, to the knowledge of the company, were the beneficial owners of 5% or more of the outstanding shares of Common Stock of the company, (ii) each director and each of the executive officers named in the Summary Compensation Table, and (iii) all executive officers and directors
of the company  as  a group.   Common  Stock is the only issued and
outstanding  equity security of the company.

Name of Beneficial Owner              Amount and Nature    Percent of
and the Directors and                 of Beneficial        Common Stock
Executive Officers                    Ownership (1)        Outstanding


First Pacific Advisors, Inc.          1,231,000 (2)         5.0%
11400 West Olympic Blvd.,
Ste. 1200
Los Angeles, CA  90064

Stuart G. Moldaw                      971,691 (3)           3.9%

Norman A. Ferber                      344,696 (4)           1.4%

Donald G. Fisher                      12,000 (5)            *

George P. Orban                       188,352 (6)           *

Philip Schlein                        12,600 (7)            *

Donald H. Seiler                      143,210 (8)           *

Donna L. Weaver                       15,000 (9)            *

Melvin A. Wilmore                     349,089 (10)          1.4%

Michael Balmuth                       170,824 (11)          *

Barbara Levy                          116,336 (12)          *

Barry S. Gluck                        117,836 (13)          *

All executive officers and
directors as a group (19 persons
including the above)                  3,232,372 (14)        12.4%
_____

*Less than 1%

(1) To the knowledge of the company, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the footnotes to this table.

(2) Information is as of December 31, 1994, pursuant to the Form 13G filed by First Pacific Advisors, Inc.
     with the SEC, a copy of which was sent to the company by First Pacific Advisors, Inc.

(3)  Mr.  Moldaw.   Includes 787,112 shares held in the  name
     of The SGM and PIM Trust dated December 22, 1981; 88,579 shares held by the Moldaw Family Foundation and  80,000 shares  held  by  the  Moldaw Family
     Supporting Foundation. Mr. Moldaw, a director of the company, is a trustee of the Trust, and president of the Moldaw Family  Foundation  and
     president  and  a  director of the Moldaw Family
     Supporting Foundation.  Also
     includes  options  to  purchase   16,000
     shares of the company's Common Stock.
(4)  Mr.  Ferber.   Includes immediately exercisable  options
     to purchase 240,000 shares of the company's Common Stock. Also includes 100,000 shares of the company's Common Stock that were granted under the company's 1988 Restricted Stock Plan and remain subject to vesting.
(5)  Mr.  Fisher.  Consists of options to purchase 12,000
     shares of the company's Common Stock.
(6)  Mr.  Orban.   Includes 172,352 shares held in  the  name of
     Orban Partners.  Mr. Orban, a director of the company, is
     a general partner and managing partner of Orban Partners. Also includes options to purchase 16,000 shares of the company's Common Stock.

(7) Mr. Schlein. Includes options to purchase 11,000 shares of the company's Common Stock.

(8) Mr. Seiler. Includes options to purchase 16,000 shares of the company's Common Stock. Excludes 523,698
     shares  of Common   Stock  held  by  the  1976  Moldaw
     Family   Trust. Mr.  Seiler,  a director of the company,
     is a co-trustee of the 1976 Moldaw Family Trust and disclaims beneficial ownership of the shares held by
     this  trust.   Excludes 10,289  shares  held  by  the 1986
     Goldman  Grandchildren's Trust.   Mr.  Seiler  is  a
     trustee of the 1986 Goldman Grandchildren's Trust and disclaims beneficial ownership of the shares held by this trust.

(9) Ms. Weaver. Includes options to purchase 12,000 shares of the company's Common Stock.

(10) Mr.  Wilmore.   Includes options to purchase 280,000
     shares of the company's Common Stock. Also includes 65,000 shares of the company's Common Stock that were granted under the company's 1988 Restricted Stock Plan and remain subject to vesting.

(11) Mr. Balmuth. Includes options to purchase 96,824 shares of the company's Common Stock. Also includes 74,000 shares of the company's Common Stock that were granted under the company's 1988 Restricted Stock Plan and remain subject to vesting.

(12) Ms.  Levy.   Includes options to purchase 78,000  shares
     of the company's Common Stock. Also includes 37,500 shares of the company's Common Stock that were granted under the company's 1988 Restricted Stock Plan and remain subject to vesting.

(13) Mr. Gluck. Includes options to purchase 73,019 shares of the company's Common Stock. Also includes 38,000 shares of the company's Common Stock that were granted under the company's 1988 Restricted Stock Plan and remain subject to vesting.

(14) Includes  1,419,991  shares subject to  outstanding
     options held   by  directors  and  executive  officers
     which were exercisable at April 1, 1995. Also includes 445,500 shares of the company's Common Stock granted to executive officers under the company's Restricted Stock Plan, all of which remain subject to vesting.

     INFORMATION REGARDING NOMINEES AND INCUMBENT DIRECTORS


      The  Certificate  of Incorporation and the  Bylaws  of
the company  provide  that  the number of members  of  the
Board of Directors of the company (the "Board") may be fixed from time to time exclusively by the Board and that the directors shall be divided into three classes as nearly equal in number as possible. The term of office of each class of directors is three years and the terms of office of the three classes overlap. The Board of Directors presently consists of nine members with the Class II directors having one vacant seat which the Board intends to fill. In addition, Mr. Fisher will step down from the company's Board of Directors after
the 1995 Annual Stockholders  Meeting.   The three  Class  III
directors to be elected at the 1995 Annual Meeting are being elected to hold office until the 1998 Annual Meeting and until their successors shall have been elected and qualified. Proxies cannot be voted for more than the three named nominees.

      The following table indicates the name, age, business experience, principal occupation and term of office of each nominee and of each director of the company whose term of office as a director will continue after the Annual Meeting.

                        Principal Position                            Director
                        During Last Five Years                    Age    Since
Nominees for Election as Class III Directors For Terms Expiring in 1998

Philip Schlein      General partner of U.S. Venture                60     1987
                    Partners and USVP-Schlein
                    Marketing Fund since April
                    1985. From January 1974 to January 1985,
                    Mr. Schlein was Chief Executive Officer of
                    Macy's California.  Director of ReSound
                    Corp.

Norman A. Ferber    Chairman of the Board and Chief                46     1987
                    Executive Officer of the
                    company since March 1993;
                    President and Chief Executive Officer from
                    January 1988 to March 1993;  President and
                    Chief Operating Officer from February 1987 to
                    January 1988. Prior to February 1987,
                    Mr. Ferber was Executive Vice
                    President, Merchandising Marketing,
                    and Distribution of the company.

Melvin A. Wilmore   President and Chief Operating                  49     1993
                    Officer of  the  company since
                    March 1993; from December
                    1991 to March 1993,
                    Executive Vice President
                    and Chief Operating
                    Officer.  From October 1989
                    to December 1991, President
                    and Chief Operating Officer
                    of Live Specialty Retail, a
                    division of LIVE
                    Entertainment, Inc.  From
                    March 1988 to June 1989,
                    President and General
                    Partner of Albert's Hosiery
                    and Bodywear.

Incumbent Class I Directors With Terms Expiring in 1996

Stuart G. Moldaw  Chairman Emeritus of the company                 68     1982
                  since March 1993.  From August
                  1982 until March 1993, Chairman of the Board and, from February 1987 until January 1988,
                  Chief Executive Officer of the company.  Until
                  February 1990, general partner of U.S. Venture
                  Partners. Consultant to the company. Chairman of the Board of Gymboree Corporation and Director of Natural Wonders, Inc.

                        Principal Position                             Director
                      Director During Last Five Years             Age    Since

George P. Orban   Managing partner of Orban                        49     1982
                  Partners, a private investment
                  company, since May 1984.  From March 1987 until
                  March 1992, Chairman of the Board, Office Mart
                  Holdings Corp.  Director of Egghead, Inc.

Donald H. Seiler  Founder and senior partner of                    66     1982
                  Seiler and Company, Certified
                  Public Accountants.  Mr. Seiler
                  is a Certified Public Accountant.
                  Director of Mid-Peninsula
                  Bancorp.


Incumbent Class II Directors With Terms Expiring in 1997

Donald G. Fisher  Chairman of the Board and Chief                  66     1986
                  Executive Officer of The Gap,
                  Inc.  Director of The Charles
                  Schwab Corporation and
                  AirTouch Communications.

Donna L. Weaver   Chairman, Weaver, Field & London,                51     1986
                  Inc., an investor relations and
                  corporate communications firm.
                  Director of Hancock Fabrics, Inc.

      During  fiscal  1994,  the Board  of  Directors  held
five meetings.   Each  member  of the Board of Directors
attended  at least  75%  of the total number of Board and
applicable Committee meetings  held  during  the  year.   The
company has an Audit Committee, a Compensation Committee and a Nominating Committee.

      Audit Committee. Franklin P. Johnson, Jr. served as a member of the Audit Committee until his retirement from the Board of Directors in June 1994 at which time Mr. Orban was elected to serve as a member of the Audit Committee. During fiscal 1994, Messrs. Seiler, Johnson and Orban and Ms.
Weaver served as members of the Audit Committee, which held two meetings. The functions of the Audit Committee include recommending the independent accountants to the Board of Directors; reviewing and approving the planned scope of the annual audit, proposed fee arrangements and the results of the annual audit; reviewing the adequacy of accounting and financial controls; and reviewing the independence of the independent accountants.

     Compensation Committee.  During fiscal 1994, Messrs.
Fisher, Orban   and   Schlein  served  as  members  of  the
Compensation Committee, which held one meeting.  The
Compensation Committee is responsible for establishing and administering the policies that govern the compensation of all executive officers of the company, including the Chief
Executive Officer.  The Committee  evaluates the
performance   of   the   executive   officers   and   makes
recommendations  concerning  their  compensation   levels.
All decisions   by  the  Compensation  Committee  relating   to
the compensation of the company's executive officers are reviewed and approved by the full Board of Directors.

      Nominating Committee.  During fiscal 1994, Messrs.
Fisher, Johnson,  Orban,  Schlein and Seiler and  Ms.  Weaver
served  as members of the Nominating Committee.  The Nominating
Committee is primarily  responsible for evaluating the
qualifications  of  and making recommendations concerning
potential new director nominees to  the  company's Board of
Directors.  Stockholders who wish  to submit  names  of
prospective nominees for consideration  by  the Nominating
Committee should do so in writing to the office of the
Secretary  of  the company in accordance with the Bylaws  of
the company.   The  last day for submissions for next year's
meeting will be December 27, 1995. The Nominating Committee did not meet during the year.

     Information concerning the executive officers of the company is set forth in the company's Annual Report on Form 10-
K for the fiscal year ended January 28, 1995.

               COMPENSATION AND OTHER TRANSACTIONS
                  WITH OFFICERS AND DIRECTORS


SUMMARY COMPENSATION TABLE


      The following table provides certain summary information concerning compensation paid or accrued by the company to or on behalf of the company's Chief Executive Officer and each of the four other most highly compensated executive officers of the company for the 1994, 1993 and 1992 fiscal years.


                                                                                    Long-Term
                                  Annual Compensation                               Compensation Awards
__________________________________________________________________________________________________________
                                                                                 Restricted   Securities     All Other
                                                                                   Stock       Under-        Compen-
                                       Salary       Bonus        Other Annual      Awards        lying         sation
   Name and                              ($)         ($)         Compensation        ($)        Options         ($)
   Principal Position        Year       <F1>        <F2>             ($)            <F3>          (#)           <F4>

   Norman A. Ferber          1994      $513,750      $204,198                $0    $1,587,500     150,000       $4,538
   Chairman of the Board &   1993      $497,917            $0            $5,071            $0      15,000       $7,138
   Chief Executive Officer   1992      $471,250      $294,738              $608            $0      30,000       $6,978


   Melvin A. Wilmore         1994      $423,750      $142,588            $1,790      $158,750      25,000       $4,538
   President &               1993      $407,083            $0           $19,358      $197,500      25,000      $29,559
   Chief Operating Officer   1992      $375,000      $186,150           $18,067            $0           0      $52,966


   Michael Balmuth           1994      $359,167       $87,840            $6,050      $396,875      40,000       $7,015
   Executive Vice President, 1993      $332,083            $0           $25,479      $138,250      12,000      $34,867
   Merchandising             1992      $292,000       $80,541            $3,786      $621,300      20,000       $8,587


   Barbara Levy              1994      $267,333       $75,774            $4,474            $0       8,000       $4,690
   Senior Vice President &   1993      $195,000       $25,000                $0      $340,625      50,000           $0
   General Merchandising     1992           N/A           N/A               N/A           N/A         N/A         N/A
   Manager


   Barry S. Gluck            1994      $266,500       $45,774            $2,597      $317,500      20,000       $5,973
   Senior Vice President &   1993      $230,000            $0              $845       $98,750       8,000       $7,278
   General Merchandising     1992      $197,083       $48,523            $3,955      $133,000      15,000       $5,696
   Manager

<F1> Includes  all  payments of salary and deferred  compensation consisting of employee contributions to the company's
     Profit Sharing Plan described in footnote 4 below.  Ms.
     Levy joined Ross in May 1993.

<F2> Includes  all  payments  made to  those  executive
     officers listed in the above Table under the company's Incentive Compensation Plan as described in the Compensation Committee Report below. For Ms. Levy the amount paid in 1994 includes part of her sign-on bonus ($30,000) and the amount paid to Ms. Levy in 1993 was part of her sign-on bonus.

<F3> Under  the  terms  of his Restricted Stock Grant
     Agreement, dated  March 15, 1994, Mr. Ferber was granted
     100,000 shares of  common  stock that vest on February 3,
     1997.  Under  the terms of  his  Restricted  Stock  Grant
     Agreement,  dated December 20, 1991, Mr. Wilmore was granted
     50,000 shares of common stock, that vest as follows: 12,500 shares on December 31, 1993, and 12,500 shares on each  one-year anniversary  thereafter, with all shares
     vested at  December 31,   1996.   Under  the  terms  of
     his  Restricted   Stock Agreement,  dated  March 18, 1991,
     Mr. Balmuth  was  granted 28,000  shares of common stock
     that vest as follows:   7,000 shares on each March 18th of
     1993, 1994, 1995 and 1996  with all shares vested on March
     18, 1996.  Under the terms of his Restricted  Stock
     Agreement,  dated  March  16,  1992,  Mr. Balmuth was
     granted 32,700 shares of common stock that vests as
     follows:  12,700  shares on March 17,  1992  and  20,000
     shares on March 16, 1996.  Under the terms of her Restricted
     Stock  Agreement, dated May 26, 1993, Ms. Levy  was
     granted 25,000  shares of common stock that vests as
     follows:  5,000 shares  on  each May 3rd of 1995, 1996 and
     1997  and  10,000 shares  on  May 3, 1998.  Under the
     terms of his  Restricted Stock Agreement, dated March 18,
     1991, Mr. Gluck was granted 21,000  shares  that  vest  as follows:  7,000  shares  each March 18th of 1993, 1994 and
     1995 with all shares vested  on March  18,  1995.   Under
     the terms of his Restricted  Stock Agreement,  dated
     March 15, 1994,  Mr.  Gluck  was  granted 20,000  shares
     of common stock that vests as follows:  5,000 shares  on
     March 15, 1996 and 15,000 shares  on  March  15,
     1997.   Dividends are payable to all holders  of
     restricted stock at the same rate as paid to all
     stockholders.
<F4> The amount listed for 1994, 1993 and 1992 for Messrs.
     Ferber and  Gluck  and  for 1994 for Ms. Levy consists  of company contributions  made  for the account of  executive officers under  the  Ross Stores Employees' Profit Sharing
     Retirement Plan,  a qualified plan under Sections 401(a)
     and 401(k)  of the  Internal Revenue Code of 1986, as
     amended (the  "401(k) Plan").  The plan provides that
     eligible employees generally may contribute by authorizing a pre-tax payroll deduction of a  minimum  of  1%  and  a
     maximum of 15%  of  their  yearly compensation.   For
     every dollar that an eligible  employee contributes
     through payroll withholding, up to a maximum  of 3% of
     compensation, the company also contributes $1.00.  The
     amount  listed for Mr. Wilmore (i) in 1994 consists  of
     the company  contribution under the 401(k) Plan;  (ii)  in
     1993 consists of $22,396 for reimbursement of moving
     expenses and $7,163 for company contributions under the
     401(k) Plan  and; (iii)  in  1992  consists of $52,028
     for  reimbursement  of moving expenses and $938 for
     company contributions under the 401(k) Plan.  The amount
     listed for Mr. Balmuth (i) in  1994 consists of the
     company contribution under the 401(k) Plan; (ii) in 1993
     consists of $25,617 for reimbursement of moving expenses
     and  $9,250  for company contributions  under  the 401(k)
     Plan;  and  (iii)  in  1992  consists  of   company
     contribution under the 401(k) Plan.


OPTION GRANTS IN LAST FISCAL YEAR

The following table contains information concerning the grant of stock options under the company's 1992 Stock Option Plan
during fiscal  1994.   There are no provisions under the terms
of  this Plan for the granting of Stock Appreciation Rights
(SARs).

                                                 Individual Grants
                                  Number of   % of Total
                                  Securities    Options                                 Potential Realizable
                                  Underlying   Granted to   Exercise                     Value at Assumed Annual
                                  Options      Employees    or Base                 Rates of Stock Price Appreciation
                                  Granted      in Fiscal     Price     Expiration          for Option Term <F4>
Name and                              (#)         Year       ($/Sh)       Date
Principal Position                   <F1>         <F2>        <F1>        <F3>      0%        5%              10%


Norman A. Ferber                    150,000      20.91%     $15.875     03/15/04    $0    $1,497,555     $3,795,099
Chairman of the Board &
Chief Executive Officer


Melvin A. Wilmore                   25,000       3.48%      $15.875     03/15/04    $0     $249,593        $632,517
President &
Chief Operating Officer


Michael Balmuth                     40,000       5.58%      $15.875     03/15/04    $0     $399,348      $1,012,026
Executive Vice President,
Merchandising

Barbara Levy                         8,000       1.12%      $15.875     03/15/04    $0     $79,870         $202,405
Senior Vice President & General
Merchandising Manager


Barry S. Gluck                      20,000       2.79%      $15.875     03/15/04    $0     $199,674        $506,013
Senior Vice President & General
Merchandising Manager


All Stockholders                      N/A         N/A         N/A         N/A       $0   $238,839,885    $602,786,376


Named executive officers' gain        N/A         N/A         N/A         N/A       0%      1.02%            1.02%
as a percent of all stockholders'
gain



<F1> All options listed in the above table were granted on March
     15,   1994,with an exercise  price equal to the fair market
     value   of   the company's Common   Stock   as   determined   by
     the closing   price   on   the  date  of  grant. The stock option grants
     made   in   1994 to those  executive  officers   listed   above
     vest monthly  in increments that increase annually   over   a three
     year   period   from   the  date  of  grant.   The   Board   of
     Directors has the   ability   to   change  the  terms   of
     outstanding   options.
     See "Employment Contracts, Termination of Employment and
     Change-In-Control Arrangements".

<F2> A   total   of 717,400  shares  were  granted  in  the form  of
     nonqualified  stock   options   during   1994   to all
     participants  of the 1992 Stock Option Plan.

<F3> All non-qualified  stock  option  grants  made  under  the 1992
     Stock   Option   Plan  are  made  for  a  term  of  ten  years   from
     the date of grant.

<F4> The   dollar   amounts   under   these   columns   are   the   result
     of calculations   at  0%  and  at  the  5%  and  10%  rates   set   forth
     by the    Securities    and   Exchange   Commission   and,   therefore,
     are not  intended  to    forecast   possible   future   appreciation, if
     any,   of   the   Registrant's   stock  price.    The   company   did
     not use an alternative formula   for   a   grant   date   valuation, as
     the   company   is   not  aware  of  any  formula  which   will
     determine with    reasonable   accuracy   a   present   value   based    on
     future unknown   or   volatile   factors.    No   gain   to   the
     optionees is possible without an increase in  stock price, which will
     benefit   all   stockholders   commensurably.    A   zero   percent
     gain in   stock   price   will  result  in  zero  dollars  for   the
     optionee. Appreciation in stockholder value is based on the   same rates
     of appreciation    as    shown   for   those    options    granted to
     executive  officers    and   assumes   each    outstanding    share at
     April   2,   1994,   the  last  day  of  the  fiscal  month,   was
     valued at   $15.25,   the   closing   price  of   Ross   Stores,   Inc.'s
     Common Stock   on   March  31,  1994,  the  last  trading  day   of   the
     fiscal month.


AGGREGATED OPTION EXERCISES AND YEAR-END VALUE TABLE

       The   following   table  provides  information  with   respect   to the
named   executive   officers   concerning  the   exercise   of stock options
during   the   last   fiscal   year  and  unexercised   options   held as of
the end of last fiscal year.

                                  Aggregated Option Exercises in Last Fiscal Year and FY-End Option Values

                                                                                          Number of
                                                                                         Securities
                                                                                         Underlying            Value of Unexercised
                                                                                        Unexercised            In-the-Money
                                                                                         Options at          Options at
                                                                                    Fiscal Year-End         Fiscal Year-End
                                                                                             (#)                  ($)
Name and                                                                               Exercisable/           Exercisable/
Principal Position                Shares Acquired             Value Realized ($)      Unexercisable           Unexercisable
                                  on Exercise (#)                 <F1>                  <F2>                      <F3>

Norman A. Ferber                  33,588                        $223,043              195,000/0                    $0/0
Chairman of the Board &
Chief Executive Officer

Melvin A. Wilmore                      0                              $0              250,000/0                    $0/0
President &
Chief Operating Officer

Michael Balmuth                   28,000                       $234, 500               76,824/0                $9,347/0
Executive Vice President,
Merchandising

Barbara Levy                           0                              $0               58,000/0                    $0/0
Senior Vice President &
General Merchandising Manager

Barry S. Gluck                     3,000                         $26,250               63,019/0               $38,787/0
Senior Vice President &
General Merchandising Manager


<F1> The  value realized on exercise of the stock option  is  the
     difference   between  the  exercise  price  of  the
     shares exercised and the fair market value of the shares on the date of exercise.

<F2> All  options  granted under the terms of the company's
     1992 Stock Option Plan are exercisable in full as of the date of grant, but any shares acquired are subject to certain vesting restrictions. Under the terms of the stock option agreements, the company has the right to repurchase all unvested shares at the optionee's cost.
     A portion of the exercisable shares shown in the Table above are unvested and subject to the right of repurchase by the company.

<F3> The value of unexercised in-the-money options at the end of the fiscal year is calculated by multiplying the number of exercisable in-the-money shares by the difference between the closing price ($10.5625) of Ross Stores Common Stock on January 28, 1995 (the last trading date of the fiscal year) and the exercise price per share of the shares. A portion of the shares subject to these options are unvested and subject to repurchase provisions as described in footnote (2) above.


             BOARD OF DIRECTORS COMPENSATION COMMITTEE REPORT
                         ON EXECUTIVE COMPENSATION

       The   Compensation  Committee  of  the  Board  of   Directors (the
"Committee"),  which  consists  of  three  independent  outside directors, establishes  and  administers the policies that govern the
compensation  of all  executive  officers  of  the company.   The
Committee considers the performance of the executive officers and makes recommendations concerning their compensation levels. All decisions by the Committee relating to  the compensation of the company's executive officers are reviewed and  approved by  the full Board of Directors.
The Board of Directors did not revise or make   any   material
modifications to the Committee's recommendations concerning executive officer compensation during the last fiscal year.

Compensation Philosophy

      The  company's  compensation policies  aim  to  align  the financial interests of the company's management with those of its stockholders. The company's  executive compensation philosophy is also to integrate executive pay  with  the  strategic objectives of the
company,  recognize individual initiative   and  achievements  and  assist  the
company in attracting, motivating and retaining a group of high-performing executives.

      Compensation for the company's executive officers, including those individuals named in the foregoing Tables, consists of the
following elements:   base salary, annual incentive bonus, restricted
stock granted under the 1988 Restricted Stock Plan, stock options granted under the 1992 Stock Option Plan and other benefits
typically  offered  to  corporate executives.   A  significant  portion
of each executive officer's total compensation consists of components with values which may vary from year to year depending upon the company's achievement of its strategic objectives.

Section 162(m) of the Internal Revenue Code of 1986

     It is the Committee's policy to seek to qualify executive
compensation for  deductibility  under Section 162(m) of the Internal
Revenue  Code  of 1986,  to  the  extent consistent with the company's overall objectives  in attracting,  motivating and retaining its
executives.   The  Committee  has reviewed  the  company's executive
compensation structure in light  of  the current  tax law.  The Committee believes that grants made under  its  1992 Stock  Option  Plan will be fully deductible when an option  is  exercised. Grants  under  the company's 1988 Restricted Stock Plan do not  qualify  as performance-
based compensation and, therefore, may not be fully  deductible to  the extent the vesting of restricted stock, when added to other nonexempt compensation for a particular executive, exceeds the $1 million limit
in  any  tax  year.   However,  the  Committee  believes  that  only
compensation paid to the company's Chairman and Chief Executive Officer or President  and  Chief  Operating Officer is at  risk  of  not  being fully deductible  because  of  the size of their restricted  stock
awards.    The Committee  has concluded that amending the Restricted Stock
Plan to comply with the requirements for performance-based compensation under Section 162(m) would weaken the company's efforts to recruit and retain key executives over the long term. The Committee believes that  other  nonexempt  components  of  the  company's  executive compensation,  including bonuses under the Incentive Compensation Plan, when added together for  any executive, are unlikely to materially exceed
$1 million in the upcoming tax year.    The   Committee  will  continue
to  evaluate   periodically the advisability  of  qualifying certain elements of the company's executive compensation as fully deductible performance-based compensation.

Executive Officers' 1994 Compensation

     Salary. Base salaries for executive officers are initially determined by competitive requirements to recruit the executive.
Salaries are then reviewed annually with recommended adjustments made based upon the individual performance of each executive officer and his or her relative contribution in achieving the company's strategic goals. During 1994, the average merit increase in base salaries for all executive officers as a group was 3.6%.

     Annual Incentive Bonus. The company's Incentive Compensation Plan was adopted by the Board of Directors effective May 1987 and is designed to allow management to share in the company's success based on the company's attainment of varying levels of pre-tax earnings. At the commencement of each fiscal year, the Committee and the Board of Directors determine the incentive payouts at varying levels of pre-tax earnings for the company and the percentage of year-end base salary payable in the form of bonuses to participants based upon the level of pre-tax earnings subsequently achieved by the company for the fiscal year.
At fiscal year-end, participants are paid incentive awards based on this previously determined formula.

      Based on the targeted pre-tax earnings goal set for 1994, the Plan provided for awards to executive officers that ranged from 28% to 65% of base salary, depending on the position of the executive officer. However, potential and actual awards to participants over the last three fiscal years have ranged from 0% to 63% of executive officers' base salaries, based on the actual level of pre-tax earnings achieved each year relative to the targeted goal, as well as the position of the executive officer. During fiscal 1994, the company did not meet its targeted pre-tax earnings goal. However, the company did achieve an actual level of pre-tax earnings relative to the targeted goal that qualified for a lower than targeted bonus payment under the Plan. Total payments made under the Plan for fiscal 1994 to all executive officers as a group represented approximately 22% of their total cash compensation as a group and 24% of their total salaries as a group.

      Stock Award Programs. The company's stock award programs consist of the 1988 Restricted Stock Plan ( "Restricted Stock Plan" ) and the 1992 Stock OptionPlan ( "Option Plan" ). A majority of the members of the Board are not employees of the company and are not eligible to receive awards under either the Restricted Stock Plan or the Option Plan. The Restricted Stock Plan and the Option Plan were established with two important objectives:
(1) to align the financial interests of the company's stockholders and the executive officers by providing incentives that focus management attention on the successful long-term strategic management of the business and appreciation in stockholder value; and (2) to recruit, motivate and retain a high-performing group of senior and middle managers.

      The Committee makes recommendations to the Board of Directors concerning the granting of awards to executive officers from both the Restricted Stock Plan and the Option Plan. The levels of stock awards granted to executive officers under the Option Plan are based on the following factors: the executive officer's position, past and expected future contributions to the achievement of the company's strategic objectives, existing stock ownership position and the level of previous stock awards. Each member of the Committee individually weighs the above factors and then the Committee reaches a consensus as to what the awards should be. The levels of stock awards granted to executive officers under the Restricted Stock Plan are determined primarily by the retentive value of the grant necessary to retain key executives over the long term as well as to protect the company against outside offers of employment to key individuals. The officers must satisfy vesting requirements to obtain the stock. In addition, when making grants of restricted stock awards, the Committee also considers the same factors listed above for stock option awards.

      All stock option awards are granted with an exercise price based on the fair market value of the company's common stock on the date of grant. These awards provide value to the executive officers only when and to the extent that the fair market value of the company's common stockappreciates over the fair market value on the date of grant. All awards made in fiscal 1994 to executive officers under the Option Plan have a term of ten years and vest monthly in progressively increasing annual increments over a three year period. Unless otherwise specified in the stock option agreement, all options are immediately exercisable, subject to the company's right to repurchase unvested shares at the optionee's cost.

Chief Executive Officer's 1994 Compensation

     A majority of the total potential compensation for the company's Chief Executive Officer is in the form of annual incentive bonuses and stock plan awards that may vary according to the company's achievement of its strategic objectives in addition to those motivational and retentive factors deemed necessary and appropriate by the Committee.
Mr. Ferber's 1994 incentive bonus and stock award compensation were earned under the same plans made available to the executive officers, as noted above.

      Salary. Mr. Ferber's base salary is established by the terms of his employment agreement entered into with the company on June 8, 1994, amended March 16, 1995, which extends through February 3, 1997, unless  earlier extended, re-negotiated or terminated by the parties.  It currently
provides for an annual salary of not less than $522,000. Mr. Ferber's 1994 annual base salary of $515,000 represented an increase of 3% over
his  1993 base  salary.   (See " Employment Contracts, Termination of
Employment and Change-In-Control Arrangements" for further discussion of Mr. Ferber's employment agreement.)

       Bonus.    The  annual  incentive  bonus  portion  of  Mr.
Ferber's compensation is based on the company's achievement of targeted pre-tax earnings, as established by the Committee and the Board of Directors. During fiscal 1994, the company did not meet its targeted pre-tax earnings goal, but did achieve an actual level of pre-tax earnings relative to the targeted goal that qualified for a lower than targeted bonus payment under the Incentive Compensation Plan. Mr. Ferber received an annual bonus of $204,198 for 1994, which equaled 28% of his total cash compensation and 40% of his salary for the period.

      Stock Awards.  Mr. Ferber received 100,000 shares of restricted stock during 1994 that vest in full on February 3, 1997.  During 1994,
Mr. Ferber also received options under the Option Plan potentially exercisable for 150,000 shares of common stock with an exercise price of  $15.875,  the closing  price  on  the  date  of  grant.  These shares  vest  monthly  in progressively  increasing annual increments over a period of  three  years. The  size of the 1994 restricted stock and stock option grants made to  Mr. Ferber
were based primarily on the equity value deemed necessary, in the Committee's and Board of Directors' judgment, to ensure retention of
Mr. Ferber over the vesting period of these shares. Secondary considerations, all relatively equal in weight, in determining the size of his 1994 equity grants were Mr. Ferber's position with the company, his past and
expected future   contributions  to  the  achievement  of  the  company's
strategic objectives, his existing stock ownership position and the level of previous equity grants. During 1992 and 1993, Mr. Ferber did not receive any restricted stock awards and only received modest stock option grants potentially exercisable for 30,000 and 15,000 shares respectively.


              SUBMITTED BY THE COMPENSATION COMMITTEE OF THE
                      COMPANY'S BOARD OF DIRECTORS

Donald G. Fisher   George P. Orban   Philip Schlein

STOCKHOLDER RETURN PERFORMANCE GRAPH

      Set  forth  below  is  a line graph comparing  the  cumulative total stockholder returns for the company's common stock over the last five years with  the  Standard  &  Poors 500 Index and the  Standard  &
Poors  Retail Composite  Index.   The  comparison graph assumes that  the
value of the investment in Ross Stores Common Stock and the comparative indices was $100 on January 31, 1990 and measures the performance of this investment as  of the last trading day in the month of January for each of the following five years.
These measurement dates are based on the historical month-end  data available and may vary slightly from the company's actual fiscal  year end date for each period. Data with respect to returns for the Standard & Poors indices is not readily available for periods shorter than one month. The  total return assumes the reinvestment of dividends.  The
Company began paying dividends during   1994.  The graph is an historical
representation of past performance only and is not necessarily indicative of future returns to stockholders.


              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
      AMONG ROSS STORES, INC., S&P 500 AND S&P RETAIL COMPOSITE INDEX

                                  (GRAPH)

                            1990  1991    1992   1993   1994  1995
ROSS STORES                 $100   $52    $179   $184   $110   $91
S&P 500                     $100  $108    $133   $147   $166  $167
S&P RETAIL COMPOSITE        $100  $117    $164   $196   $189  $175

Compensation of Directors

      During the fiscal year ended January 28, 1995, directors who were not employees of the company received an annual retainer fee of $23,000, plus $1,000 for attendance at each Board Meeting and $500 for attendance at each meeting of a committee of the Board. For the fiscal year ending February 3, 1996, directors who are not employees of the company will receive an annual retainer of $24,000, plus $1,000 for attendance at  each  Board Meeting  and  $500  for attendance at each meeting of a
committee  of  the Board.   For both fiscal 1995 and 1994, if more than
one committee meeting is held on the same day, each committee member receives payment for only one committee meeting. Travel expenses are reimbursed.

      In  addition  to compensation received as a Board member,  Stuart
G. Moldaw, Chairman Emeritus, receives an annual fee of $80,000 for his services as consultant to the company, and he also receives administrative support. The company pays the annual premium of approximately $128,000 on a split-dollar life insurance policy, face
value $4 million, held  by  Mr. Moldaw.   In  the  most  recent fiscal
year, $65,230 of the premium was reported as taxable compensation to Mr. Moldaw and $63,330 of the premium was added to the amount
refundable  to  the  company  upon  death   or cancellation  of  the
policy.  The company also pays the  premiums  of  the executive  medical
insurance for Mr. Moldaw and  his  spouse.   (See  also " Certain
Transactions.")

Compensation Committee Interlocks and Insider Participation

      Mr.  Fisher,  Mr.  Orban and Mr. Schlein served on  the
Compensation Committee of the Board of Directors for the past fiscal year.

Employment  Contracts,  Termination  of  Employment  and  Change-In-
Control Arrangements

      The company and Norman A. Ferber, Chairman of the Board and Chief Executive Officer, entered into an employment agreement on June
8, 1994, amended March 16, 1995, and extends through February 3, 1997. Upon notice from Mr. Ferber, at specified times, the Board will consider extending the agreement for successive two-year periods. The agreement provides that Mr. Ferber will receive an annual salary of not less than $522,000 and that, after January 27, 1996, Mr. Ferber may elect to step down as Chief Executive Officer but continue to serve as Chairman of the Board throughout the term of the agreement with no change in compensation. In the event (i) Mr. Ferber's employment involuntarily terminates due to disability; (ii) the company terminates his  employment without  cause  and,  incertain instances,
for cause; or (iii) he resigns for good reason, Mr. Ferber would be  entitled to continued payment of his then current salary, including  an annual  bonus, through the remaining term of the employment agreement; all stock options held by Mr. Ferber would become fully vested and he would be entitled to those restricted stock shares which are vested as of the date of his termination based upon vesting in equal monthly installments over a three-year period beginning February
3, 1994.   Additionally,  under  the above circumstances or if
Mr. Ferber's employment involuntarily terminates due to death, the company would continue Mr. Ferber's (and/or his eligible dependents) health care coverage under the company's benefit plans at no cost to Mr. Ferber (and/or his eligible dependents) for a five year period. Further, he would be reimbursed for any excise taxes paid pursuant to Internal Revenue Code Section 4999. In the event there is a change-incontrol of the company, all restricted stock and stock options held by Mr. Ferber would become fully vested (except as described below).

      The  company  and  Melvin A. Wilmore, President and  Chief
Operating Officer, entered into an employment agreement as of March 15, 1994, amended March 16, 1995, and extends through February 3, 1997. Upon notice from Mr. Wilmore at specified times, the Board will consider extending the term of the agreement for successive two-year periods.
The agreement provides that Mr. Wilmore will receive an annual salary of not less than $430,000.In the event (i) Mr. Wilmore's employment involuntarily terminates due to disability; (ii) the company terminates his employment without cause and, in certain instances, for cause; or (iii) he resigns for good reason, Mr. Wilmore would be entitled to continued payment of his then current salary, including an annual bonus, through the remaining term of the employment agreement; all stock options held by Mr. Wilmore would become fully vested. Additionally, under the above circumstance,
(i) Mr. Wilmore's restricted stock grant agreement, dated March 15, 1994, provides that he would be entitled to those 45,000 shares of restricted stock which are vested as of the date of his termination based upon vesting in equal monthly installments over a three-year period beginning March 15, 1994; and (ii) Mr. Wilmore's restricted stock grant for 20,000 shares provides that he would be entitled to those restricted stock shares which are vested as of the date of his termination based upon vesting in equal monthly installments over a three-year period beginning March 16, 1995. Additionally, he would be reimbursed for any excise taxes paid pursuant to Internal Revenue Code Section 4999. In the event there is a change-incontrol of the company, all restricted stock and stock options held by Mr. Wilmore would become fully vested (except as described below).

       The   company   and  Michael  Balmuth,  Executive  Vice President,
Merchandising, entered into an employment agreement as of February 1, 1995 which extends through February 3, 1997. Upon notice from Mr. Balmuth at specified times, the Board will consider extending the term of the agreement for successive two-year periods.  The agreement provides that Mr. Balmuth  will receive an annual salary of not less than
$384,000.   In  the event (i)  Mr.  Balmuth's  employment  involuntarily terminates due to disability; (ii) the company terminates his employment without cause and, in certain instances, for cause; or (iii) he resigns for good reason, Mr. Balmuth would be entitled to continued payment of his then current salary, including an annual bonus, through the remaining term of the employment agreement; all stock options held by Mr. Balmuth would become fully vested; and he would be entitled to certain restricted stock shares which are vested as of the date of his termination based upon vesting in equal monthly installments over a two-year period beginning February 1, 1995. Additionally, he would be reimbursed for any excise taxes paid pursuant to Internal Revenue Code
Section 4999. In the event there is a change-incontrol of the company, all restricted stock and stock options held by Mr. Balmuth would become fully vested (except as described below).

      Under the terms of the individual agreements for all the participants in the company's 1988 Restricted Stock Plan and 1992 Stock Option
Plan, each employee, including executive officers, is entitled only to those shares vested as of the date of termination. However, the company's Board of Directors generally has the discretion to accelerate vesting or change other terms of an outstanding agreement. In the event of certain mergers or acquisition transactions which result in a change-in-control of the company, any unvested shares of restricted stock automatically become vested shares and the company's Board of Directors must either accelerate vesting of all outstanding stock options or arrange for the options to be assumed by the new owners.

Certain Transactions

     On February 5, 1993, the company made a relocation loan of $300,000 to Mr. Wilmore at an annual interest rate of 0%. The loan, which is secured by a deed of trust on his home, is due on February 5, 1996. The amount outstanding on March 31, 1995 was $300,000.

      The  company  leases three stores in Roseville, Dublin and  East
San Jose, California, from entities affiliated with Stuart G. Moldaw, a current director.  The Roseville, California store is leased from a partnership  in which trusts established by a former director of the company and Stuart  G. Moldaw  are  partners.  Donald H. Seiler, also a
director, is a trustee  of these  trusts.   In fiscal 1994, the company
paid $262,500 in rent. Mr. Moldaw's and his trusts' interests in the partnership total 40.38%. The Dublin, California store is leased from a partnership in which Mr. Moldaw, trusts established by Mr. Moldaw and members of his family are limited partners. In fiscal 1994, the company paid $243,571 in rent. Mr. Moldaw's and his family's interests in the partnership total 86.57%. The East San Jose, California store is leased from a limited partnership in which Mr. Moldaw, trusts established by Mr. Moldaw and
members of  his  family  are affiliated.   In  fiscal  1994, the company
paid $233,215 in rent. Mr. Moldaw's, his trusts' and his family members' interests in the partnership total 6.2%. The company believes that the general terms and conditions of the above leases, including the rental payments by the company, were made at prevailing market rates.

                               PROPOSAL 1

                     ELECTION OF CLASS III DIRECTORS


      If elected, each nominee will hold office for a three-year term or until his or her successor is elected and qualified unless he or she resigns or his or her office becomes vacant by death, removal, or other cause in accordance with the Bylaws of the company. Management knows of no reason why any of these nominees should be unable or unwilling to serve, but if any nominee(s) should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person(s) for the office of director as management may recommend in the place of such nominee(s).

Vote Required

      The plurality of the votes cast by the shares of Common Stock present or represented and voting at the Annual Meeting will determine the election of the directors. Abstentions will be counted as present in determining if a quorum is present but will not affect the election of directors.



The Board of Directors unanimously recommends that the stockholders vote FOR the three nominees listed under "Information Regarding
Nominees  And Incumbent Directors."


    SUPPORTING ARGUMENTS FOR INCREASING THE SHARE RESERVES FOR THE OPTION PLAN, RESTRICTED STOCK PLAN AND EMPLOYEE STOCK PURCHASE PLAN
                              (Proposals 2-4)


      The Board of Directors believes that the company's stock award programs, consisting primarily of the 1992 Stock Option Plan ("Option Plan") and the 1988 Restricted Stock Plan ("Restricted Stock Plan"), have played a key role in enabling Ross Stores to recruit, motivate and retain an effective group of senior and middle level
management.   The  need  to amend  the Option Plan has caused management and the Board of Directors to re-evaluate the long-term role of the Option, Restricted Stock and Employee Stock Purchase Plans in providing appropriate incentives to increase the value of the company for the
benefit of its  stockholders.   From  that review,  it  was  determined
that these stock award programs continue to deliver substantial benefits to the company and its stockholders, as discussed below.

      The  cornerstone  of  the company's compensation  philosophy  is
the alignment   of   management's  financial  interests  with  those
of  the stockholders.   A meaningful amount of total compensation in  the  form
of equity-based   grants  more  clearly  focuses  management's  attention on developing  and implementing strategies that will positively affect long-term
valuation of  the  stock.   Further,  equity-based  compensation  is
directed to those employees who can have a meaningful effect on the company's performance.

      The Board of Directors recommends a vote in favor of these proposals for two important reasons:

- -    The  company's  equity compensation programs enable Ross  to
attract,  motivate   and   retain  the  key  employees,  particularly   in
the merchandising organization, necessary to compete in an increasingly tough environment for off-price apparel retailers.

  A key management focus over the past few years has been the expansion and strengthening of the company's merchandising staff through the addition of talented merchants at every level of the
  organization  --  management,  buyers and  assistant  buyers.   The
  equity programs -- in particular the Option and Restricted Stock Plans -- are important vehicles that strengthen the overall competitiveness of the company's compensation packages and enable
  Ross  to  accomplish  this strategic   objective.   These  programs
  helped  the   company   deliver respectable  financial  results in
  1994. By way of example, the two strongest performing businesses this past year were Home Accents and Dresses, both of which have benefited from the addition of new merchandise management and buyers. Each of these areas realized strong sales gains over last year and were ahead of plan as well. Despite one of the toughest climates ever for off-price retailers, Ross was one of just two companies in its industry to report gains in both same store sales and earnings per share for the year. During 1994, Ross Stores comparable store sales increased 2%, and earnings per share rose 9% to $1.24.

     - The company's stock award programs are broadbased throughout the organization, enabling Ross to develop both a strong senior and middle management team that has had relatively low turnover in the last few years.

     - Restricted stock is granted to about 60 people in key positions at the middle to upper management levels.

     - Stock options are more widely disseminated, with grants to about 350 employees down through the middle management ranks of the organization.

     - The Employee Stock Purchase Plan offers all qualified employees an opportunity to become stockholders and had approximately 800 participants in 1994, the most recent offering period.

      The total proposed increase in shares for all three plans amounts to 2.4 million, or about 9.7% of total common stock outstanding. However, dilution from the equity compensation plans has been offset by the company's stock repurchase programs over the past
several  years.   As  a result, fully-diluted shares outstanding today
are actually lower than they were in 1988 when the company initiated its first stock repurchase program.

      The  company's Board of Directors and management firmly believe
that effective   equity  compensation  programs  represent  a  key
competitive advantage  in  today's  increasingly  difficult  environment
for   apparel retailers, and in particular, the off-price sector.  These programs helped Ross Stores deliver respectable financial performance relative to its industry in 1994. Approval of these proposals is critical to enabling the company to continue to make progress in 1995 and beyond.


      The  employee equity compensation awards to be made under the
Option Plan, Restricted Stock Plan and Purchase Plan for
the remainder of  fiscal 1995  and future years are not
determinable now. The following table shows the grants made to the indicated executive officers and groups for fiscal 1995, as of April 10, 1995, under then Option Plan and Restricted Stock
Plan.   The company anticipates that for fiscal 1995 these amounts will be approximately 86% of the options granted and approximately 92% of the restricted stock awarded. Any grants or awards made under these two plans during the remainder of the fiscal year will be to new hires or
due  to promotions.   The information for the Purchase Plan reflects the
purchases made during fiscal 1994 since the number of shares to be purchased for fiscal 1995 and future years is not determinable
now.   Non-employee directors  are  not eligible to participate in the company's  Option  Plan, Restricted Stock Plan or the Purchase Plan.


     On April 10, 1994, the fair market value of the company's Common Stock was $10.875.

                                       1992 STOCK OPTION     1988 RESTRICTED      EMPLOYEE STOCK
                                             PLAN              STOCK PLAN          PURCHASE PLAN
                                                  NUMBER               NUMBER              NUMBER
                                       DOLLAR       OF      DOLLAR       OF     DOLLAR      OF
          NAME & POSITION               VALUE     SHARES     VALUE     SHARES    VALUE      SHARES
                                        <F1>                 <F2>                <F3>
Norman A. Ferber                         $0       45,000      $0         0      $20,706      1,904
Chairman & Chief Executive Officer

Melvin A. Wilmore                        $0       30,000   $217,500    20,000   $20,706      1,904
President & Chief Operating Officer

Michael Balmuth                          $0       20,000   $163,125    15,000   $8,145         749
Executive Vice President,
Merchandising

Barbara Levy                             $0       20,000   $135,938    12,500   $9,092         836
Senior Vice President & General
Merchandising Manager

Barry S. Gluck                           $0       10,000    $65,250    6,000    $15,073      1,386
Senior Vice President & General
Merchandising Manager

Irene A. Jamieson                     N/A <F4>   N/A <F4>  $184,875    17,000  N/A <F4>      N/A<F4>
Senior Vice President & General
Merchandising Manager

All Executive Officers as a group        $0       233,000  $995,063    91,500  $202,830      18,651
(13 persons, including the above)

Non-Executive Officers as a group        $0       136,000  $554,625    51,000  $182,222      16,756
(21 persons)

All employees as a group (excluding      $0       250,800  $483,938    44,500  $875,133       80,472
the company's officers)


<F1> Based   on   the   difference   between   the   exercise   price   of   the
     options   ($11.750)   and   the  fair  market  value   of   the
     company's Common    stock   on   April   10,   1995.    All   options   are
     granted with   an   exercise   price   equal  to   the   fair   market
     value   as determined by the closing price on the date of grant.

<F2> Based   on   the   fair  market  value  of  the  company's   common
     stock on April 10, 1995.

<F3> Based   on   the   fair  market  value  of  the  company's   common
     stock on   April   10,   1995.    Pursuant  to  the   terms   of   the
     Purchase Plan,   each   employee's   purchase  price  was   85%   of
     the   closing price on December 30, 1994.

<F4> Information   not   required   under   Item   10   of   Schedule   14A
     of the Exchange Act.


                           PROPOSAL 2

                     1992 STOCK OPTION PLAN
  APPROVAL OF AMENDMENTS TO (1) INCREASE THE SHARE RESERVE BY
  1,200,000 SHARES AND (2) LIMIT THE NUMBER OF SHARES OF COMMON
   STOCK UNDERLYING OPTIONS GRANTED TO ANY SINGLE EMPLOYEE PER
                           FISCAL YEAR


Background

   The Board has adopted, subject to stockholders' approval, amendments to the Option Plan which (i) increases the number of shares which may be issued pursuant to the exercise of options granted or to be granted under the Option Plan by 1,200,000 shares of Common Stock; and (ii) limits the number of shares of Common Stock underlying options granted to any single employee per fiscal year to 2% of the shares outstanding on April 10, 1995, subject to the adjustment for stock splits or other changes in the company's capital structure (the "Amendments").

     In 1993, changes were made to the federal corporate income tax law that limit the ability of public companies to deduct compensation in excess of $1 million paid annually to the company's CEO and the four other most highly compensated executive officers. There are exemptions from this limit - including compensation based on the attainment of performance goals established by the Compensation Committee and approved by the company's stockholders. Currently, any compensation paid by the company pursuant to the Option Plan is excluded from this $1 million limitation. However, if the stockholders approve the proposed increase to the share reserve of the Option Plan, the company will be unable to rely upon this exemption unless the stockholders also approve a limit on the aggregate number of shares of stock underlying the options that may be granted after such amendment to any eligible employee under the Option Plan during the fiscal year. The Board of Directors' policy is to seek to qualify executive compensation for deductibility to the extent possible and consistent with the company's overall objectives in attracting, motivating and retaining its executives.

Vote Required

     The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be counted as present in determining if a quorum is present and will be counted as if voted against this proposal. Broker non-votes will be counted as present in determining if a quorum is present but will have no effect on this proposal.

The Board of Directors unanimously recommends that the stockholders vote FOR approval of the Amendments to the Option
Plan.

Summary of the Option Plan

     The following summary of the Option Plan is qualified in its entirety by the specific language of the Option Plan, as amended. Copies of the Option Plan are available to any stockholder upon request addressed to Earl T. Benson, Senior Vice President and Chief Financial Officer, Ross Stores, Inc., 8333 Central Avenue, Newark, California 94560.

     The Option Plan is administered by the Board of Directors or a committee of members of the Board appointed by the Board. Options granted, which may be either nonqualified stock options or incentive stock options, provide a right to purchase shares of the company's Common Stock. All options must be granted, if at all, by March 16, 2002.

     Subject to approval by the stockholders, the Board has amended the plan to increase the aggregate number of shares issuable under the Option Plan by 1,200,000 shares, subject to adjustment for stock splits or other changes in the company's capital structure. As of April 10, 1995, 460,991 shares remain available for future stock option grants and 3,367,883 shares are outstanding and eligible for exercise. In addition, the Board has amended the plan, also subject to stockholder approval, to limit the number of shares for which options may be granted to any employee within any fiscal year to no more than two percent of the number of shares of Common Stock of the company issued and outstanding on April 10, 1995. The Option
Plan provides that appropriate adjustments will be made to the share reserve, the limitation on the maximum size of option grants, and to outstanding options in the event of any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the company. To the extent that any outstanding option expires or terminates prior to exercise in full or if shares issued upon the exercise of an option are repurchased by the company, the shares for which such option is not exercised or the repurchased shares are returned to the plan and become available for future grants.

     All employees (including officers) of the company, persons who become employees within thirty (30) days of the date of grant of an option, and consultants may, in the discretion of the Board, be granted options under the Option Plan. Non-employee members of the Board of Directors are ineligible to participate under the Option Plan. The Board presently has established a policy of granting options which are nonqualified stock options for purposes of federal tax law.

     Options granted under the Option Plan are evidenced by written agreements specifying the number of shares covered thereby and the option price, which shall not be less than the fair market value of the shares as of the date of grant of the option. Generally, any stock options not exercised within ten years of the date of grant expire and the shares subject to the option become available for future grants. The Board has the authority to select the optionee, fix the number of shares to be covered by each option, determine the fair market value of the common stock, and determine the manner of vesting and exercisability of the option. Unless otherwise specified by the Board, all options are immediately exercisable, subject to the company's right to repurchase unvested shares at the optionee's original per share cost. The Board typically grants options that provide for vesting in progressively increasing monthly increments over a three or four year period.

     Shares subject to an option granted under the Option Plan may be purchased for cash, by check or cash equivalent, by tender of certain shares of the company's Common Stock owned by the optionee having a fair market value not less that the option price, by a minimum cash down payment and the optionee's promissory note for the balance (if permitted by Board of Directors), by the assignment of the proceeds of a sale of some or all of the shares of Common Stock being acquired upon the exercise of the option, or by any combination of these methods.

     During the lifetime of the optionee, the option may be exercised only by the optionee. An option may not be transferred or assigned, except by beneficiary will or the laws of descent and distribution or nonqualified option transfers based on certain court orders. Unless otherwise provided by the Board, in the event an optionee ceases to be an employee of the company for any reason, except death or disability, the optionee may exercise an option in order to purchase vested shares within three months after the date of termination of employment, but in any event no later than the date of expiration of the option. In the event of termination of employment due to death or disability, an optionee (or the optionee's legal representative) may exercise an option in order to purchase vested shares within twelve months after such date of termination of employment (to the extent exercisable on that date), but in any event no later than the date of expiration of the option.

     Generally, in the event of certain mergers or acquisitions of the voting stock or assets of the company constituting a change-in-control, the Board of Directors, in its sole discretion, will either provide that all shares acquired upon exercise of options will become fully vested shares or arrange for the acquiring corporation to assume all outstanding options. To the extent that options are neither exercised as of the date of the change-of-control nor assumed by the acquiring corporation, they will terminate.

     The Board may terminate or amend the Option Plan at any time, but, without the approval of the company's stockholders, the Board may not amend the Option Plan to increase the number of shares subject thereto or to change the class of persons eligible to receive options under the Option Plan.

     Summary of the Federal Income Tax Consequences of the
Option Plan

   The following summary is a general guide as to the United
States federal income tax consequences under current law with respect to participation in the Option Plan.

     Incentive Stock Options. Options designated as incentive stock options are intended to fall within the provisions of
Section 422 of the Code. An optionee recognizes no taxable income as the result of the grant or exercise of an option for regular income tax purposes but may, as described below, become subject to the alternative minimum tax upon the exercise of an incentive stock option.

   For optionees who neither dispose of their shares for two years following the date the option was granted nor within one year following the transfer of the shares upon exercise of the option, the gain on sale of the shares (which is the difference between the sale price and the purchase price of the shares) will be taxed as long-term capital gain. If an optionee satisfies such holding periods upon a sale of the stock, the company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year from the date of exercise (a "disqualifying disposition"), the difference between the option price and the fair market value of the shares on the Determination Date, as defined below, (not to exceed the gain realized on the sale if the sale is at a loss) will be taxed at ordinary income rates at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee has held the shares more than twelve months. Any ordinary income recognized by the optionee upon the disposition of stock generally should be deductible by the Company for federal income tax purposes, subject to the limits on deductible compensation paid to certain executive officers imposed under
Section 162(m) of the Code.

     The difference between the option price and the fair market value of the shares on the Determination Date of exercise of an incentive stock option is an adjustment item for alternative minimum tax purposes which could subject an optionee to an alternative minimum tax which is to be paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares, and tax credits which may arise with respect to optionees subject to the alternative minimum tax.

     Nonqualified Stock Options. Nonqualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option price and the fair market value of the stock on the Determination Date. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The Determination Date is the date on which the option is exercised unless the shares are not vested and/or the sale of the shares at a profit would subject the optionee to suit under Section 16(b) of the Securities Exchange Act of 1934 (the "Exchange Act"), in which case the determination date is the later of (i) the date on which the shares vest, or (ii) the date the sale of the shares at a profit would no longer subject the optionee to suit under
Section 16(b) of the Exchange Act. Section 16(b) of the Exchange Act is applicable only to executive officers, directors and beneficial owners of more than 10% of the Common Stock of the company. Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and fair market value on the date of recognition of income, will be taxed as a capital gain or loss. A capital gain or loss will be long-term if the optionee has held the shares more than twelve months from the Determination Date. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of an nonqualified stock option, subject to the limits on deductible compensation paid to certain executives imposed under Section 162(m) of the Code.

     Potential Limitation on Company Deductions. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1 million for certain executive officers. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with proposed Section 162(m) regulations, compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period; (ii) the per employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant. If the stockholders approve the Amendments, compensation received from grants made under the Option Plan will be treated as performance-based compensation and, therefore, will be excluded for purposes of calculating the $1 million deduction limit.
                          PROPOSAL 3

                   1988 RESTRICTED STOCK PLAN
APPROVAL OF AN AMENDMENT TO INCREASE THE SHARE RESERVE BY
                             800,000 SHARES


Background

     The Board of Directors believes that, for the reasons previously discussed, the availability of an adequate number of shares in the share reserve for the Restricted Stock Plan is an important factor in attracting, retaining and motivating the qualified officers and employees essential to the success of the company. Therefore, subject to stockholder approval, the Board has amended the Restricted Stock Plan to increase the number of shares reserved for issuance under the Restricted Stock Plan by 800,000 shares.

Vote Required

     The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be counted as present in determining if a quorum is present and will be counted as if voted against this proposal. Broker non-votes will be counted as present in determining if a quorum is present but will have no effect on this proposal.



The Board of Directors unanimously recommends that stockholders vote FOR approval of this proposal to increase the shares reserve for the Restricted Stock Plan.



Summary of the Restricted Stock Plan

     The following summary of the Restricted Stock Plan is qualified in its entirety by the specific language of the Restricted Stock Plan, as amended. Copies of the Restricted Stock Plan are available to any stockholder upon request addressed to Earl T. Benson, Senior Vice President and Chief Financial Officer, Ross Stores, Inc., 8333 Central Avenue, Newark, California 94560.

     The Restricted Stock Plan is administered by the Board of Directors or a committee of members of the Board appointed by the Board. Under the Restricted Stock Plan, all employees (including officers) of the company and any current or future parent or subsidiary corporation of the company are eligible to receive shares of Common Stock pursuant to the Restricted Stock Plan ("Plan Shares"). The Board in its sole discretion, determines which individuals will be awarded Plan Shares ("Participants"), the number of shares awarded and the vesting of the Plan Shares. Plan Shares are granted at no cost to the Participant.

     Subject to approval by the stockholders, the Board has amended the Restricted Stock Plan to increase the aggregate number of shares issuable under the plan by 800,000 shares. As of April 10, 1995, only 38,300 shares remained available for
future awards.    The Restricted Stock Plan provides that
appropriate adjustments will be made to the share reserve in the event of any stock dividend, stock split, reverse stock split, combination, reclassification or similar change in the capital structure of the company. To the extent that any Plan Shares are reacquired by the company, such shares are returned to the plan and become available for future grants.

     Vesting of Plan Shares is set forth in a stock grant agreement executed between the company and the Participant. Plan Shares typically vest two to five years after the date of grant. In the event a Participant's employment with the company is terminated before his or her Plan Shares vest, all unvested shares are automatically reaquired by the company at no cost.

     The standard form of stock grant agreement provides that, in the event of certain mergers, sales of the company's voting stock or assets in which there is a change-in-control of the company, all Plan Shares become immediately and fully vested and no longer subject to forfeiture.

     The Board of Directors may at any time terminate or amend the Restricted Stock Plan. However, the rights of a Participant with respect to Plan Shares granted prior to any such action by the Board may not be impaired without such Participant's consent. Unless extended by the Board, the Restricted Stock Plan will terminate on March 14, 1998.

Summary of the Federal Income Tax Consequences of the
Restricted Stock Plan

   The following summary is a general guide as to the United
States federal income tax consequences under current law with respect to participation in the Restricted Stock Plan.

     A Participant will recognize ordinary income on the Determination Date (as described below) in an amount equal to the fair market value on the Determination Date of the stock acquired under the Restricted Stock Plan. Generally, such oridinary income is subject to withholding of income and employment taxes. The company generally should be entitled to a deduction equal to the amount of ordinary income recognized by the Participant, subject to the limit on the deductibility of compensation paid to certain executives imposed under Section 162(m) of the Code.

      Under Section 162(m) of the Code, certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of this deduction limitation. Since the company's standard form of stock grant agreement does not make vesting of these grants contingent upon the achievement of an objective performance goal, compensation received from grants made under the Restricted Stock Plan will not be treated as "performance-based compensation" and, therefore, will be included for purposes of calculating the $1 million deduction limit.

     The Determination Date for a Participant's Plan Shares is the date those Plan Shares vest or, if applicable, the later date when they are no longer subject to a substantial risk of forfeiture pursuant to Section 16(b) of Exchange Act and are not subject to trading restrictions under the company's trading window policy. However, the Participant may elect pursuant to
Section 83(b) of the Code to have the determination date be the date the Plan Shares are transferred to the Participant by filing an election (a "Section 83(b) Election") with the Internal Revenue Service not later than 30 days after the date of such transfer.

     In general, any gain or loss recognized by the Participant on the sale or exchange of the Plan Shares should be capital gain or loss. Such gain or loss will be long-term if the Participant holds the Plan Shares for more than twelve months after the Determination Date and short-term if the Participant holds the Plan Shares for twelve months or less after the Determination Date. The Participant's basis in such Plan Shares should generally be the fair market value of such Plan Shares on the Determination Date.

There are no federal income tax consequences to the company as a result of a sale or exchange of the Plan Shares by the Participant.


                          PROPOSAL 4

                  EMPLOYEE STOCK PURCHASE PLAN
                  APPROVAL OF AN AMENDMENT TO
                  INCREASE THE SHARE RESERVE BY
                         400,000 SHARES


Background

     The Third Amended and Restated Employee Stock Purchase Plan (the "Purchase Plan") is a broad-based equity compensation plan. The Purchase Plan encourages broad employee stock ownership and the level of participation in this voluntary plan indicates its success in practice. Almost 800 employees purchased company stock through the Purchase Plan in 1994. The Board believes that the availability of an adequate number of shares in the share reserve of the Purchase Plan is an important factor in attracting, retaining and motivating qualified employees essential to the success of the company. Therefore, subject to stockholder approval, the Board has amended the Purchase Plan to increase the number of shares reserved for issuance under the Purchase Plan by 400,000 shares.

Vote Required

     The affirmative vote of a majority of the shares of Common Stock present or represented and entitled to vote at the Annual Meeting is required for approval of this proposal. Abstentions will be counted as present in determining if a quorum is present and will be counted as if voted against this proposal. Broker non-votes will be counted as present in determining if a quorum is present but will have no effect on this proposal.



The Board of Directors unanimously recommends that the stockholders vote FOR approval of this proposal to increase the shares reserve for the Purchase Plan.



Summary of the Purchase Plan

     The following summary of the Purchase Plan is qualified in its entirety by the specific language of the Purchase Plan, as amended. Copies of the Purchase Plan are available to any stockholder upon request addressed to Earl T. Benson, Senior Vice President and Chief Financial Officer, Ross Stores, Inc., 8333 Central Avenue, Newark, California 94560.

     The Purchase Plan enables employees to purchase shares of the company's Common Stock through payroll deduction. Subject to approval by the stockholders, the Board has amended the Purchase Plan to increase the maximum aggregated number of shares issuable under the plan by 400,000 shares. As of April 10, 1994, only 89,030 shares remained available for purchase under the Plan. The Purchase Plan provides that appropriate adjustments will be made to the shares subject to purchase and in the purchase price in the event of any stock dividend, stock split, reverse stock split, combination, reclassification, merger, sale, reorganization or similar change in the capital structure of the company. To the extent that any purchase right under the Purchase Plan expires or is terminated, the shares subject to the unexercised portion of such purchase right are returned to the plan.

     The Purchase Plan is administered by the Board of Directors or a committee of members of the Board appointed by the Board. The Board of Directors may at any time amend or terminate the Purchase Plan, except that approval of the company's stockholders is required to increase the number of shares authorized for issuance under the Purchase Plan or to change the designation of corporations whose employees may purchase shares of the company's Common
Stock pursuant to the Purchase Plan. The Plan will continue until terminated by the Board of Directors or all of the shares reserved for issuance under the Purchase Plan have been issued.

     Any employee of the company or any parent or subsidiary corporation of the company (including any officer or director who is also an employee) is eligible to participate in the Purchase Plan as long as the employee is customarily employed for more than five months in any calendar year and for at least 20 hours per week. Participation in the Purchase Plan is limited to employees who have completed at least six months of continuous employment as of the commencement of an Offering (as defined below). However, no employee who owns or holds options to purchase, or who as a result of participation in the Purchase Plan would own or hold options to purchase, 5% or more of the company's Common Stock is entitled to participate in the Purchase Plan.

     The Purchase Plan, which qualifies under Section 423 of the Code, is implemented by two separate offerings of Common Stock each year (any one of which is referred to an "Offering"). One Offering is for a period of twelve months, beginning on or about January 1 of each year; the other Offering is for a period of six months, beginning on or about July 1 of each year. Employees are eligible to participate in the six-month Offering if they meet the eligibility criteria set forth above and if they are not participating in the annual Offering. To participate, eligible employees must authorize payroll deductions which may not exceed 10% of the participant's compensation for any pay period during an Offering. The purchase price per share at which the shares of the company's Common Stock are sold under the Purchase Plan is equal to 85% of the lesser of the fair market value of the Common Stock on (i) the first day of the Offering or (ii) the last day of the Offering. The number of shares of the company's Common Stock a participant purchases in each Offering is determined by dividing the total amount of payroll deductions withheld from the participant's compensation by the per share purchase price. In a single twelve month Offering, participants may not purchase more than that number of shares of the company's Common Stock having a fair market value (determined as of the first day of the Offering) exceeding $25,000 and in a single six month Offering, participants may not purchase more than that number of shares of the company's Common Stock having a fair market value exceeding $12,500.

Summary of the Federal Tax Consequences of the Purchase Plan

   The following summary is a general guide as to the United
States federal income tax consequences under current law with respect to participation in the Purchase Plan.

     Rights granted under the Purchase Plan are intended to qualify for favorable federal tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Code.

    A participant will be taxed on amounts withheld for the purchase of shares as if such amounts were actually received. Other than this, a participant recognizes no taxable income either as a result of commencing to participate in the Purchase Plan or purchasing shares of the company's Common Stock under the terms of the Purchase Plan.

    If a participant disposes of shares acquired under the Purchase Plan, at least two years after the beginning of the Offering and at least one year after the stock is transferred to the participant, then the lesser of (i) the excess of the fair market value of the stock at the time of such disposition over the purchase price or (ii) the excess of the fair market value of the stock as of the beginning of the Offering over the purchase price (determined as if the shares were purchased at the beginning of the Offering) will be treated as ordinary income. Any further gain or any loss will be taxed as a long-term capital gain or loss. Capital gains currently are generally subject to lower tax rates than ordinary income. The maximum capital gains rate for federal income tax purposes is 28% while the ordinary rate is effectively 39.6% at the present time.

   If the participant disposes of shares acquired under the Purchase Plan before the expiration of either of the holding periods described above (a "disqualifying disposition"), then the excess of the fair market value of the stock on the purchase date over the purchase price will be treated as ordinary income at the time of such disposition. The balance of any gain will be treated as capital gain. Even if the stock is later disposed of for less than its fair market value on the exercise date, the same amount of ordinary income is attributed to the participant, and a capital loss is recognized equal to the difference between the sale price and the fair market value of the stock on the purchase date. Any capital gain or loss will be long or short-term depending on whether the stock has been held for more than one year.

     There are no federal income tax consequences to the company by reason of the grant or exercise of rights under the Purchase Plan. The company is entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of the disposition, except to the extent such deduction is limited by Section 162(m) of the Code and the satisfaction of a tax reporting obligation.

           INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors, upon the recommendation of the company's Audit Committee, has appointed Deloitte & Touche LLP as the independent certified public accountants for the company for the fiscal year ending February 3, 1996. Deloitte & Touche LLP, or its predecessor Touche Ross & Co., has acted in such capacity since 1982. It is anticipated that a representative of Deloitte & Touche LLP will be present at the Annual Meeting to respond to appropriate questions and to make a statement if he or she so desires.


                      PROXY SOLICITATION

The cost of solicitation of Proxies will be borne by the company. The company has retained Georgeson & Co. to assist in soliciting proxies by mail, telephone and personal interview for a fee of $8,000 plus expenses. Management may use the services of its directors, officers and others to solicit
Proxies, personally or by telephone. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the company may reimburse them for reasonable out-of-pocket expenses incurred by them in so doing.

                 TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business which management intends to present or knows that others will present at the Annual Meeting is as set forth above. If any other matter or matters are properly brought before the Annual Meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote the Proxy on such matters in accordance with their best judgment.

              STOCKHOLDER PROPOSALS TO BE PRESENTED
                    AT NEXT ANNUAL MEETING

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the company (1) must be received by the company at its offices at 8333 Central Avenue, Newark, California 94560 no later than December 27, 1995 and
(2) must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the company's Proxy Statement for that meeting.

                                   By Order of the Board of Directors,
                                   Earl T. Benson, Secretary
Dated:  April 25, 1995

Front:

PROXY
ROSS STORES, INC.

The undersigned hereby appoints Norman A. Ferber and Melvin A. Wilmore, and either of them, as attorneys of the undersigned with full power of substitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Ross Stores, Inc., to be held on May 25, 1995 at 11:00 a.m. PDT, at the company's corporate offices, 8333 Central Avenue, Newark, California, and at any continuation or adjournment thereof, with all powers which the undersigned might have if personally present at the meeting.

WHERE NO CONTRARY CHOICE IS INDICATED BY THE STOCKHOLDER, THIS PROXY, WHEN RETURNED, WILL BE VOTED FOR SUCH NOMINEES AND PROPOSALS AND WITH DISCRETIONARY AUTHORITY UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby acknowledges receipt of: (a) Notice of Annual Meeting of Stockholders dated April 25, 1995; (b) the accompanying Proxy Statement; and (c) the Annual Report to Stockholders for the fiscal year ended January 28, 1995 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this Proxy and by filing this Proxy with the Secretary of the Corporation, gives notice of such revocation.

PLEASE  COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT
PROMPTLY IN THE ENCLOSED ENVELOPE.

ADDRESS CHANGE




See Reverse Side
Back:

Common                   X  Please mark your choices like this
THE  BOARD  OF  DIRECTORS RECOMMENDS A VOTE "FOR"  THE
FOLLOWING PROPOSALS:
PROPOSAL 1.       Election  for a three-year term of three Class
                  III  Directors  proposed  in the  accompanying
                  Proxy Statement.

                  Norman  A. Ferber   Philip Schlein   Melvin A. Wilmore

                  FOR  all  nominees listed (except as marked
            to the contrary)

                  WITHHOLD  AUTHORITY to vote  for  all
            nominees listed.

INSTRUCTION:To  withhold  authority to vote  for  any
            individual nominee write that nominee's name in the space provided below.

PROPOSAL 2. To  approve  the amendments to the 1992 Stock
Option Plan  to  (i) increase the share reserve by
1,200,000 shares   and   (ii)  limit  the  number
of   shares underlying  options  granted to a
single  individual per fiscal year.

                 FOR  AGAINST   ABSTAIN

PROPOSAL 3. To  approve  the  amendment to  the  1988
Restricted Stock Plan to increase the share reserve by 800,000 shares.

                 FOR  AGAINST   ABSTAIN

PROPOSAL 4. To  approve  the  amendment  to  the  Employee
Stock Purchase Plan to increase the share reserve by 400,000 shares.

                 FOR  AGAINST   ABSTAIN

PROPOSAL 5. To transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

ADDRESS CHANGE

Please mark this box if you have written an address change on the reverse side.

Dated:     (Be sure to date Proxy)                 , 1995
          Authorized Signature

          Printed Name
Please sign exactly as your name(s) appear(s) on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all of such persons should sign the Proxy. If shares of stock are held of record by a corporation, the Proxy should be signed by the President or Vice President and the Secretary or Assistant Secretary. Executors or administrators or other fiduciaries who execute the above Proxy for a deceased stockholder should give their full titles.

YOUR VOTE IS IMPORTANT TO THE COMPANY

=============================

                        ROSS STORES, INC.
                     AMENDED AND RESTATED
                    1992 STOCK OPTION PLAN




          1. Purpose. On February 24, 1984, the Ross Stores, Inc. 1984 Stock Option Plan (the "Initial Plan") was adopted. On
February 19, 1987, the Initial Plan was amended and restated in its entirety (the "First Plan"). On March 14, 1988, the First
Plan was amended and restated in its entirety (the "Second
Plan"). On March 17, 1989 the Second Plan was amended and restated in its entirety (the "Third Plan"). On March 18, 1991 the Third Plan was amended and restated in its entirety (the
"Fourth Plan"). On March 16, 1992, the Fourth Plan was amended and restated in its entirety and renamed the Ross Stores, Inc.
1992 Stock Option Plan (the "1992 Plan"). The 1992 Plan is hereby amended and restated in its entirety (the "Plan"), effective as of the date of the 1995 Annual Meeting of the Stockholders of Ross Stores, Inc. The Plan is established to create additional incentive for key employees, consultants, and certain prospective key employees of Ross Stores, Inc. and any present or future parent and/or subsidiary corporations of such corporation (collectively referred to as the "Company") to promote the financial success and progress of the Company. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (referred to herein as the "Code" or the "1986 Code").


         2.   Administration.

               a. The Plan shall be administered by the Board of Directors (the "Board") unless and until the Board delegates administration to a committee as provided in subparagraph 2(c).

               b. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

                      i. To determine from time to time which of the persons eligible under the Plan shall be granted an option under the Plan (an "Option"); when and how each Option shall be granted; whether an Option will be an incentive stock option as defined in section 422 of the Code or a nonqualified stock option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

                      ii.  To construe and interpret the Plan and
  Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in

<page 2)
  any option agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

                   iii.   To amend the Plan as provided in
  paragraph 9.

                   iv. Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

            c. The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members
(the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Notwithstanding anything in this paragraph 2 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and/or (2) are either
(i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with section 162(m) of the Code.

             d.  "Covered Employee" means the Chief Executive
Officer and the four (4) other highest compensated officers of Ross Stores, Inc. within the meaning of section 162(m) of the Code and the regulations promulgated thereunder.

             e. "Disinterested Person" means a member of the Board (a "Director") who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i) promulgated under the Exchange Act; or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i) promulgated under the Exchange Act, or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

             f.  "Outside Director" means a Director who either
(i) is not a current employee of Ross Stores, Inc. or an "affiliated corporation" (as defined in the Treasury regulations promulgated under section 162(m) of the Code), is not a former employee of Ross Stores, Inc. or an affiliated corporation receiving compensation for prior services (other than benefits under a taxqualified pension plan), was not an officer of Ross Stores, Inc. or an affiliated corporation at any time, and is not currently receiving direct or indirect remuneration in any capacity other than as a

Director, or (ii) is otherwise considered an "outside director" for purposes of section 162(m) of the Code.


      3.    Eligibility.

             a. Eligible Persons. The option may be granted only to employees (including officers and directors), persons who become employees within thirty (30) days of the date of grant of an Option and consultants of the Company. An individual who is a member of the Board who is not an employee of the Company shall not be eligible to receive the grant of an Option, even if providing consulting services to the Company. The Board shall, in the Board's sole discretion, determine which persons shall be granted Options (an "Optionee"). A consultant of the Company and any other person who is granted an Option prior to becoming an employee as provided above shall be eligible to be granted only a nonqualified stock option unless the consultant is also an employee of the Company. An Optionee may, if otherwise eligible, be granted additional Options.

                 b.   Fair Market Value Limitation.  The
aggregate fair market value of the stock for which an Optionee may be granted incentive stock options under all stock option plans of the Company, including the Plan, shall comply with the limitation set forth in section 422(d) of the 1986 Code (i.e., shall not become exercisable at a rate faster than $100,000 per calendar year). Such limitation as applied to an incentive stock option shall be referred to as the "fair market value limitation." In the event an Optionee receives an Option intended to be an incentive stock option which is subsequently determined to have exceeded the fair market value limitation, the Option shall be amended, if necessary, in accordance with applicable Treasury
Regulations and rulings to preserve, as the first priority, to the maximum possible extent, the status of the Option as an incentive stock option and to preserve, as a second priority, to the maximum possible extent, the total number of shares subject to the Option.

           c. Subject to the provisions of paragraph 7 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than that number of shares equal to two percent (2%) of the Company's outstanding common stock on April 10, 1995, the record date for the Company's 1995 Annual Meeting of Stockholders (or
492,656 shares of the Company's common stock).


       4. Shares Subject to Option. The maximum number of shares which may be issued under the Plan shall be 7,600,000 shares of the Company's authorized but unissued common stock or treasury stock, subject to adjustment as provided in paragraph 7 below. In the event that any outstanding Option for any reason expires or is terminated and/or shares subject to repurchase are repurchased by the Company, the shares of common stock allocable to the unexercised portion of such Option, or so repurchased, may again be subjected to an Option.


       5. Time for Granting Options. All Options shall be granted, if at all, within ten (10) years from March 16, 1992.

       6. Terms, Conditions and Form of Options. Subject to the provisions of the Plan, the Board shall determine for each Option (which need not be identical) the number of shares for which the Option shall be granted, the option price of the Option, the exercisability of the Option, whether the Option is a nonqualified stock option or an incentive stock option, and all other terms and conditions of the Option not inconsistent with this paragraph 6. Options granted pursuant to the Plan shall be evidenced by written agreements specifying the number of shares covered thereby, in such form as the Board shall from time to time establish, and shall comply with and be subject to the following terms and conditions:
               a. Option Price. The option price shall be not less than the fair market value, as determined by the Board, of the shares of common stock of the Company on the date of the granting of the Option, except that as to an Optionee who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company within the meaning of section 422(b)(6) of the Code (a "Ten Percent Owner Optionee"), the option price for any Option which is an incentive stock option granted to the Ten Percent Owner Optionee shall not be less than one hundred ten percent (110%) of the fair market value of the shares on the date the Option is granted.
               b. Exercise Period of Options. The Board shall have the power to set the time or times within which each Option shall be exercisable or the event or events upon the occurrence of which all or a portion of each Option shall be exercisable and the term of each Option; provided, however, that no incentive stock option shall be exercisable after the expiration of ten (10) years from the date such Option is granted, no nonqualified stock option shall be exercisable after the expiration of ten (10) years and one (1) month from the date such Option is granted, and provided further that no Option which is an incentive stock option granted to a Ten
Percent Owner Optionee shall be exercisable after the expiration of five (5) years from the date such Option is granted.
               c. Payment of Option Price. Payment of the option price for the number of shares being purchased pursuant to any Option shall be made (1) in cash or cash equivalent, (2) by tender to the Company of shares of the Company's common stock which (i) either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company, and (ii) have a fair market value, as determined by the Board, not less than the option price, (3) by the assignment of the proceeds of a sale of some or all of the shares being acquired upon the exercise of an Option, or (4) if specifically permitted by the Board and set forth in the Optionee's Option, by the Optionee's promissory note if the Optionee is an employee and/or director of the Company at the time the Option is granted. Notwithstanding the foregoing, an Option may not be exercised by the tender of the Company's common stock to the extent such tender of stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's common stock. In the event the Board permits the exercise of an Option in whole or in part by means of the Optionee's promissory note, the Board shall determine the provisions of such note; provided, however, that the principal shall be due and payable not more than four (4) years after the Option is granted, and interest shall be payable at least annually and be at least equal to the minimum interest rate to avoid imputed interest pursuant to all applicable sections of the Code. The Board shall have the authority from time to time to permit the Optionee to secure any promissory note used to exercise an Option with collateral other than the Company's common stock. Notwithstanding the foregoing, in the event the Company at any time becomes subject to the regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with the Company's securities, any promissory note shall not initially exceed the maximum loan value of the collateral as defined by applicable regulations and the Optionee shall prepay, at the request of the Company, any promissory note to the extent necessary to permit the Company to comply with applicable regulations. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve and/or terminate any program and/or procedures for the exercise of Options by means of an assignment of the proceeds of a sale of some or all of the shares of stock to be acquired upon such exercise.

               d. Option Transferability. An incentive stock option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the incentive stock option is granted only by such person. A nonqualified stock option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 promulgated under the Exchange Act and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.
               e.  Standard Option Terms.
                      i.  Incentive Stock Options.  Unless
  otherwise provided for by the Board at the time an Option is granted, an Option designated by the Board as an "Incentive
  Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Incentive Stock
  Option Agreement attached hereto as Exhibit A and incorporated herein by reference.
                   ii.   Nonqualified Stock Options.  Unless
  otherwise provided for by the Board at the time an Option is granted, an Option designated by the Board as a "Nonqualified Stock Option" shall comply with and be subject to the terms and conditions set forth in the form of Nonqualified Stock
  Option Agreement attached hereto as Exhibit B and incorporated herein by reference.
                  iii. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the option agreements set forth as Exhibits A and/or B either in connection with the grant of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such option agreements shall be in accordance with the terms of the Plan. Such authority shall include, but not by way of limitation, the authority to grant Options which are not immediately exercisable; provided, however, that in the event of (1) a merger in which the Company is not the surviving corporation, (2) the sale or exchange by the stockholders of the Company of all or substantially all of the stock of the Company where the stockholders before such sale or exchange do not retain, directly or indirectly, at least a majority of the beneficial interest in the voting stock of the Company, or (3) the sale or exchange of all or substantially all of the Company's assets (other than a sale or transfer to a subsidiary of the Company as defined in section 424(f) of the Code), any outstanding Options which are not immediately exercisable under their terms, shall become fully exercisable prior to consummation of such merger or sale of assets at such time as the Board shall determine; or the surviving or acquiring corporation, as a condition precedent to consummation of such merger or sale of assets shall assume the outstanding Options or issue substitute Options.

     7. Effect of Change in Stock Subject to Plan. Appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the maximum number of shares subject to award to any person during any calendar year pursuant to subparagraph 3(c), and to any outstanding Options and in the exercise price of any outstanding Options in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

     8. Provision of Information. Each Optionee shall be given information concerning the Company equivalent to that information generally made available to the Company's common stockholders.

     9. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time; provided, however, that without the approval of the Company's stockholders, there shall be (i) no increase in the total number of shares covered by the Plan (except by operation of the provisions of paragraph 7 above), and (ii) no change in the class of persons eligible to receive Options. In any event, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof, without the consent of the Optionee, unless such amendment is required to enable the Option to qualify as an incentive stock option (as defined in the Code). The Board may in its sole discretion submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     10. Continuation of Initial Plan, First Plan, Second Plan, Third Plan, Fourth Plan, and 1992 Plan as to Outstanding Options. Notwithstanding any other provision of the Plan to the contrary, the terms of the Initial Plan, the First Plan, the Second Plan, the Third Plan, the Fourth Plan, and the 1992 Plan shall remain in effect and apply to

Options granted pursuant to the Initial Plan, the First Plan, the
Second Plan, the Third Plan, the Fourth Plan, and the 1992
Plan, respectively.
     In Witness Whereof, the undersigned Secretary of the

Company certifies that the foregoing Amended and Restated Ross

Stores, Inc. 1992 Stock Option Plan was duly adopted by the

Board of Directors of the Company on the 16th day of March,

1995.



                                     By:_______________________

                                     Title:____________________

                         PLAN HISTORY

February 24, 1984         Board of Directors adopted the Plan with a
                          share reserve of 300,000

June 1, 1984              Shareholders approved the Plan

October 19, 1984          Board of Directors approved 2 for 1 stock split

July 2, 1985              Board of Directors approved 3 for 2 stock split

February 19, 1987         Board of Directors adopted the Amended and
                          Restated Plan and increased the share
                          reserve to 1,900,000

June 8, 1987              Shareholders approved the Amended and Restated
                          Plan and the increase of the share reserve to 1,900,000

March 14, 1988            Board of Directors adopted the Second Amended
                          and Restated Plan

May 27, 1988              Shareholders approved the Second Amended and
                          Restated Plan

March 17, 1989            Board of Directors adopted the Third Amended
                          and Restated Plan and increased the share reserve to 3,400,000

May 25, 1989              Stockholders approved the Third Amended and
                          Restated Plan and the increase of the share reserve to 3,400,000

March 18, 1991            Board of Directors adopted the Fourth Amended
                          and Restated Plan and increased the share reserve to 4,900,000

May 31, 1991              Stockholders approved the Fourth Amended and
                          Restated Plan and the increase of the share reserve to 4,900,000

March 16, 1992            Board of Directors adopted the 1992 Stock
                          Option Plan and increased the share reserve to 6,400,000

May 28, 1992              Stockholders approved the 1992 Stock Option
                          Plan and the increase of the share reserve to 6,400,000

March 16, 1995            Board of Directors adopted the Amended and
                          Restated 1992 Stock Option Plan and
                          increased the share reserve to 7,600,000
                          (all expressly subject to stockholder
                          approval as a condition precedent).

[May __, 1995             Stockholders approve the Amended and Restated
                          1992 Stock Option Plan and the increase in the share reserve to 7,600,000]

===============

                   THIRD AMENDED AND RESTATED

                       ROSS STORES, INC.

                   1988 RESTRICTED STOCK PLAN


                  (As Amended March 16, 1995)




     1.   Purpose.  The Ross Stores, Inc. 1988 Restricted Stock
Plan (the "Initial Plan") was adopted on March 14, 1988.  On
March 17, 1989, the Initial Plan was amended and restated in its entirety (the "First Plan"). On March 18, 1991, the First
Plan was amended and restated in its entirety (the "Second
Plan"). The Second Plan is hereby amended and restated in its entirety (the "Plan"), effective March 16, 1992. The Plan is established to create additional incentive for key employees of Ross Stores, Inc. and any successor corporation thereto (collectively referred to as the "Company"), and any present or future parent and/or subsidiary corporations of such corporation (all of whom along with the Company being individually referred to as a "Participating Company" and collectively referred to as the "Participating Company Group") to promote the financial success and progress of the Participating Company Group. For purposes of the Plan, a parent corporation and a subsidiary corporation shall be as defined in sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board") and/or by a duly appointed committee of the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall also mean the committee if it has been appointed. All questions of interpretation of the Plan or of the provisions of the grant of shares under the Plan shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan. Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, or election.

     3. Eligibility. All employees (including officers) of a Participating Company are eligible to participate in the Plan. The Board shall, in the Board's sole discretion, determine which individuals shall have the right to acquire shares under the Plan (the "Participants").

    4. Share Reserve. There shall be a share reserve of 2,650,000 shares of the common stock of the Company (the "Stock"). Such share reserve shall be reduced by the number of shares of Stock granted under the Plan. (In the event that any shares granted pursuant to the Plan are reacquired under the terms of the Plan by a Participating Company, the shares so reacquired shall be returned to the share reserve.)
Appropriate adjustments shall be made in the number and class of shares of Stock in such share reserve in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

    5. Compliance with Securities Laws. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance of any Stock hereunder shall relieve the Company of any liability in respect of the non-issuance of such Stock as to which such requisite authority shall not have been obtained.

     6. Stock Grant. After the Board has granted a Participant shares of Stock under the Plan, the Company shall advise such Participant in writing of the terms, conditions and restrictions of the grant, including the number of shares of Stock which the Participant has been granted. The number of shares of Stock which a Participant may receive under the Plan shall be determined by the Board in its sole discretion.
Subject to the provisions of paragraph 7 hereof, the grant shall be made in the form attached hereto as Exhibit A ("Stock Grant Agreement"). Notwithstanding any other provision of the Plan to the contrary, the Board may not require a Participant to make any monetary payment as a condition of receiving a grant under the Plan. Therefore, for purposes of Rule 16b-3(a)(1), the "price at which securities may be offered" shall be zero (0) dollars.

    7. Authority to Vary Terms. The Board shall have the authority from time to time to vary the terms of the standard form of Stock Grant Agreement set forth as Exhibit A either in connection with a single grant or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of such revised or amended stock grant agreements shall be in accordance with the terms of the Plan.

     8. Provision of Information. Each Participant who receives a grant shall be given access to information concerning the Company equivalent to that information generally made available to the Company's common stockholders so long as the Participant retains ownership of such shares.

    9. Term. Unless otherwise terminated, the Plan shall continue until March 14, 1998.

     10. Termination or Amendment of Plan. The Board may terminate or amend the Plan at any time. In any event, no amendment may adversely affect any outstanding grant without the consent of the Participant. A grant shall be considered as outstanding as of the effective date of such grant as determined by the Board.

   11. Continuation of Initial Plan, First Plan and Second Plan. Notwithstanding any other provision of the Plan to the contrary, the terms of the Initial Plan, the First Plan and the Second Plan shall remain in effect and apply to grants made pursuant to the terms of the Initial Plan, the First Plan and the Second Plan.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Third Amended and Restated Ross Stores, Inc. 1988 Restricted Stock Plan was duly adopted by the Board of Directors of the Company on March 16, 1992 and amended on March 16, 1995.
__________________________

                         PLAN HISTORY

March 14, 1988      Board of Directors adopted the Plan with a share
                    reserve of 450,000

May 27, 1988        Shareholders approved the Plan

March 17, 1989      Board of Directors adopted the increase of share
                    reserve to 850,000

May 25, 1989        Shareholders approved the increase of share
                    reserve to 850,000

March 18, 1991      Board of Directors adopted the increase of share
                    reserve to 1,350,000

May 31, 1991        Shareholders approved the increase of share
                    reserve to 1,350,000

March 16, 1992      Board of Directors adopted the increase of share
                    reserve to 1,850,000

May 28, 1992        Shareholders approved the increase of share
                    reserve to 1,850,000

March 16, 1995      Board amends plan to increase share reserve to
                    2,650,000 shares

[________, 1995]    Stockholders approve above amendment

=============

                   THIRD AMENDED AND RESTATED

         ROSS STORES, INC. EMPLOYEE STOCK PURCHASE PLAN

             (As Amended Effective March 16, 1995)




     1.   Purpose.  The Third Amended and Restated Ross Stores,
Inc. Employee Stock Purchase Plan (the "Plan") is established to provide eligible employees of Ross Stores, Inc. ("Ross") and any current or future parent or subsidiary corporation of Ross (collectively referred to as the "Company") with an opportunity to acquire a proprietary interest in the Company by the purchase of common stock of Ross. For purposes of this Plan, a parent corporation and a subsidiary corporation shall be as defined in section 424(e) and 424(f) of the Internal Revenue
Code of 1986, as amended (the "Code"). It is intended that the Plan shall qualify as an "employee stock purchase plan" under section 423 of the Code (including any future amendments or replacements of such section), and the Plan shall be so construed. Any term not expressly defined in the Plan but defined for purposes of section 423 of the Code shall have the same definition herein.
     2. Administration. The Plan shall be administered by the Board of Directors of Ross (the "Board') and/or by a management committee duly appointed by the Board having such powers as shall be specified by the Board. Any subsequent references to the Board shall mean the committee if it has been appointed.
All questions of interpretation of the Plan or of any option granted pursuant to the Plan (an "Option") shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan and/or any Option. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Options granted pursuant to the Plan; provided, however, that all Participants granted
Options pursuant to the Plan shall have the same rights and privileges within the meaning of section 423(b)(5) of the Code.
All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

     3. Share Reserve. The maximum number of shares which may be issued under the Plan shall be 1,000,000 shares of Ross common stock (the "Shares"). In the event that any Option for any reason expires or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option.

     4. Eligibility. Any employee of the Company is eligible to participate in the Plan except the following:

          (a) employees who are customarily employed by the Company for less than twenty (20) hours a week;

          (b) employees who have not completed six (6) months of continuous employment with the Company as of the commencement of an Offering Period.

          (c) employees whose customary employment is for not more than five (5) months in any calendar year; and

          (d) employees who own or hold options to purchase or who, as a result of participation in this Plan, would own or hold options to purchase, stock of a corporation which comprises part of the Company possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation within the meaning of section 423(b)(3) of the Code.

     5.   Offering Dates.

          (a) Offering Periods. Except as otherwise set forth below, the Plan shall be implemented by two separate series of offerings (any one of which shall be referred to hereinafter as an "Offering"). One series of Offerings shall involve sequential Offerings of twelve (12) months in duration (an "Annual Offering Period"). An Annual Offering Period shall commence on the first day of January of each year and end on the last day of December of the same year. The second series of Offerings shall involve Offerings of six (6) months in duration (a "Half-Year Offering Period"). A Half-Year Offering Period shall commence on the first day of July of each year and end on the last day of December of the same year. The first Half-Year Offering Period shall commence on July 1, 1989. An employee is eligible to participate in a given Half-Year Offering Period only if (i) the eligibility requirements set forth in paragraph 4 above are satisfied prior to or as of the beginning of such Half-Year Offering Period, and (ii) the employee is not participating in the Annual Offering Period for that calendar year (due to ineligibility or an election not to participate in such Annual Offering Period.) (Unless otherwise specified, the term "Offering Period" as used herein shall refer to either an Annual Offering Period or a Half-Year Offering Period.) Notwithstanding the foregoing, the Board may establish a different term for one or more Offerings and/or different commencing and/or ending dates for such Offerings; provided, however, that such different terms shall comply with the provisions of section 423(b)(7) of the Code. An employee who becomes eligible to participate in the Plan after an Offering Period has commenced shall not be eligible to participate in such Offering but may participate in any subsequent Offering provided such employee is still eligible to participate in the Plan as of the commencement of any such subsequent Offering. The first day of an Offering Period shall be the "Offering Date") for such Offering Period. In the event the first and/or last day of an Offering Period is not a business day, the Company shall specify the business day that will be deemed the first or last day, as the case may be, of the Offering Period.

          (b)  Governmental Approval; Stockholder Approval.
Notwithstanding any other provision of the Plan to the contrary, any Option granted pursuant to the Plan shall be subject to

           (i) obtaining all necessary governmental approvals and/or qualifications of the sale and/or issuance of the Options and/or the Shares, and (ii) obtaining any necessary stockholder approval of the plan.

     6.   Participation in the Plan.

          (a) Initial Participation. An eligible employee shall become a Participant on the first Offering Date after satisfying the eligibility requirements and delivering to the Company's payroll office at such time prior to such Offering Date as may be established by the Company (the "Enrollment Date") a subscription agreement indicating the employee's election to participate and authorizing payroll deductions. An eligible employee who does not deliver a subscription agreement to the Company's payroll office prior to the applicable Enrollment Date for the first Offering Period after becoming eligible to participate in the Plan shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such employee subsequently enrolls in the Plan by filing a subscription agreement with the Company prior to the applicable Enrollment Date for such subsequent Offering Period.

          (b) Continued Participation. Subject to satisfying the eligibility requirements for a particular Offering Period, a Participant shall automatically participate in each succeeding Annual Offering Period until such time as such Participant withdraws from the Plan pursuant to paragraph 11 or terminates employment as provided in paragraph 12. A Participant is not required to file any additional subscription agreements for subsequent Annual Offering Periods in order to continue participation in the Plan.

     7. Right to Purchase Shares. Except as set forth below, as of the first day of an Offering Period (the "Offering Date") for an Annual Offering Period each Participant in such Offering Period shall be granted an Option consisting of the right to purchase that number of whole Shares arrived at by dividing twenty-five thousand dollars ($25,000) by one hundred percent (100%) of the fair market value of the Shares on the Offering Date, and as of the Offering Date for a Half-Year Offering Period each Participant in such Offering Period shall be granted an Option consisting of the right to purchase that number of whole Shares arrived at by dividing twelve thousand five hundred dollars ($12,500) by one hundred percent (100%) of the fair market value of the Shares on the Offering Date.

     8. Purchase Price. The purchase price at which Shares may be acquired in an Offering pursuant to the exercise of all or any portion of an Option granted under the Plan (the "Offering Exercise Price") shall be set by the Board; provided, however, that the purchase price shall not be less than eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period, or (b) the fair market value of the Shares at the time of exercise of the Option. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Offering Exercise Price shall be eighty-five percent (85%) of the lesser of (a) the fair market value of the Shares on the Offering Date of such Offering Period or (b) the fair market value of the Shares at the time of exercise of the Option.

     9. Payment of Purchase Price. Shares which are acquired pursuant to the exercise of all or any portion of an Option may be paid for only by means of payroll deductions accumulated during the Offering Period. Except as set forth below, the amount of Compensation to be withheld from a Participant's Compensation during each pay period shall be determined by the Participant's subscription agreement. For purposes of the Plan, a Participant's "Compensation" with respect to an Offering shall include all amounts paid in cash and includable as "wages" subject to tax under section 3101(a) of the Code without applying the dollar limitation of section 3121(a) of the Code, provided, however, Compensation shall not include amounts paid as annual bonuses under the Company's Management Incentive Compensation Program. Accordingly, Compensation shall include salaries, commissions, overtime and bonuses other than bonuses paid as annual bonuses under the Company's Management Incentive Compensation Program. "Compensation" shall not include reimbursements of expenses, allowances, or any amount deemed received without the actual transfer of cash or any amounts directly or indirectly paid pursuant to the Plan or any other stock purchase or stock option plan.

          (a) During an Offering Period, a Participant may elect to decrease the amount withheld from his or her Compensation by filing an amended subscription agreement with the Company on or before the "Change Notice Date." The "Change Notice Date" shall initially be the seventh (7th) day prior to the end of the first pay period for which such election is to be effective; however, the Company may change such Change Notice Date from time to time.

          (b) The amount of payroll withholding with respect to the Plan for any Participant during any pay period shall not exceed ten percent (10%) of the Participant's Compensation for such pay period.

          (c) Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided in the Plan.
          (d) Individual accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.
          (e) Interest shall not be paid on sums withheld from a Participant's Compensation.
          (f) On the last day of an Offering Period, each Participant who has not withdrawn from the Offering or whose participation in the Offering has not terminated on or before such last day shall automatically acquire pursuant to the exercise of the Participant's Option the number of whole Shares arrived at by dividing the total amount of the Participant's accumulated payroll deductions for the Offering by the Offering Exercise Price; provided, however, in no event shall the number of Shares purchased by the Participant exceed the number of Shares subject to the Participant's Option.
          (g) Any cash balance remaining in the Participant's account shall be refunded to the Participant as soon as practical after the last day of the Offering Period. In the event the cash to be returned to a Participant pursuant to the preceding sentence is an amount less than the amount necessary to purchase a whole Share, the Company may establish procedures whereby such cash is maintained in the Participant's account and applied toward the purchase of Shares in the subsequent Offering.
          (h) At the time the Option is exercised, in whole or in part, or at the time some or all of the Shares are disposed of, the Company shall withhold from the Participant's Compensation, or the Participant shall otherwise make adequate provision for, an amount equal to the federal, state, local and foreign tax withholding obligations of the Company, if any, which arise upon exercise of the Option or disposition of Shares, respectively.
          (i) No Shares shall be purchased on behalf of a Participant whose participation in the Offering or the Plan has terminated on or before the date of exercise.
          (j) The Company may, from time to time establish (i) a minimum required withholding amount for participation in any Offering which shall not exceed one percent (1%) of the participant's Compensation, (ii) limitations on the frequency and/or number of changes in the amount withheld during an Offering, (iii) an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, and/or (iv) such other limitations or procedures as deemed advisable by the Company in the Company's sole discretion which are consistent with the Plan and in accordance with the requirements of section 423 of the Code.
          (k) Any portion of a Participant's Option remaining unexercised after the end of the Offering Period to which such Option relates shall expire immediately upon the end of such Offering Period. Any Shares subject to the unexercised portion of an Option at the end of an Offering Period shall be returned to the Plan's share reserve.

      10.  Limitations on Purchase of Shares; Rights as a Stockholder.

          (a) Fair Market Value Limitation. No Participant shall be entitled to purchase Shares under the Plan (or any other employee stock purchase plan which is intended to meet the requirements of section 423 of the Code sponsored by Ross, a parent corporation of Ross as defined in section 424(e) of the Code, or a subsidiary corporation of Ross as defined in section 424(f) of the Code) at a rate which exceeds $25,000 in fair market value, determined as of the Offering Date for each Offering Period (or such other limit as may be imposed by the Code), for each calendar year in which the Participant participates in the Plan (or any other employee stock purchase plan described in this sentence).

          (b) Pro Rata Allocation. In the event the number of Shares which might be purchased by all Participants in the Plan exceeds the number of Shares available in the Plan, the Company shall make a pro rata allocation of the remaining Shares in as uniform a manner as shall be practicable and as the Company shall determine to be equitable.

          (c) Rights as a Stockholder and Employee. A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a stock certificate(s) for the shares being purchased pursuant to the exercise of the Participant's Option. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate(s) are issued. Nothing herein shall confer upon a Participant any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Participant's employment at any time.

     11.  Withdrawal.

          (a) Withdrawal From an Offering. A Participant may withdraw from an Offering by signing and delivering to the Company's payroll office, a written notice of withdrawal on a form provided by the Company for such purpose. Such withdrawal may be elected at any time prior to the end of an Offering Period. Unless otherwise indicated, withdrawal from an Offering shall not result in a withdrawal from the Plan or any succeeding Annual Offering Period herein. A Participant is prohibited from again participating in an Offering upon withdrawal from such Offering at any time.

          (b) Return of Payroll Deductions. Upon withdrawal from an Offering, the withdrawn Participant's accumulated payroll deductions shall be returned as soon as practicable after the withdrawal, without the payment of any interest, to the Participant and all of the Participant's rights in the Offering shall terminate. Such accumulated payroll deductions may not be applied to any other Offering under the Plan.

          (c) Withdrawal from the Plan. A Participant may withdraw from the Plan by signing a written notice of withdrawal on a form provided by the Company for such purpose and delivering such notice to the Company's payroll office. In the event a Participant voluntarily elects to withdraw from the Plan, the Participant may not resume participation in the Plan during the same Offering Period, but may participate in any subsequent
Offering under the Plan by filing a new subscription agreement in the same manner as set forth above for initial participation in the Plan.

     12. Termination of Employment. Termination of a Participant's employment with the Company for any reason, including retirement or death or the failure of a Participant to remain an employee eligible to participate in the Plan, shall terminate the Participant's participation in the Plan immediately. In such event, the payroll deductions credited to the Participant's account shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 12. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by again satisfying the requirements of paragraph 4.

     13. Repayment of Payroll Deductions. In the event a Participant's rights in the Plan or any Offering therein are terminated, the Company shall deliver as soon as practicable to the Participant any payroll deductions credited to the Participant's account with respect to the Plan or any such Offering. Interest shall not be paid on sums returned to a Participant pursuant to this paragraph 13.

     14. Capital Changes. In the event of changes in the common stock of the Company due to a stock split, reverse stock split, stock dividend, combination, reclassification, or like change in the Company's capitalization, or in the event of any merger, sale, or any other reorganization, appropriate adjustments shall be made by the Company in the Shares subject to purchase and in the purchase price per share.

     15. Non-Transferability. An Option may not be transferred in any manner otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

     16. Reports. Each Participant who exercised all or part of his or her Option for an Offering Period shall receive as soon as practicable after the last day of such Offering Period a report of such Participant's account setting forth the total payroll deductions accumulated, the number of Shares purchased and the remaining cash balance to be refunded or retained in the Participant's account pursuant to paragraph 9(g), if any.

     17. Plan Term. This Plan shall continue until terminated by the Board or until all of the Shares reserved for issuance under the Plan have been issued, whichever shall first occur.

     18. Amendment or Termination of the Plan. The Board may at any time amend or terminate the Plan, except that such termination cannot affect Options previously granted under the Plan, nor may any amendment make any change in an Option previously granted under the Plan which would adversely affect the right of any Participant (except as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to section 423 of the Code), nor may any amendment be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment if such amendment would authorize the sale of more shares than are authorized for issuance under the Plan or would change the designation of corporations whose employees may be offered Options under the Plan. To the extent permitted by governing law, the Board authorizes the Vice President of Human Resources to adopt amendments to the Plan.

     IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing Third Amended and Restated Ross Stores, Inc. Employee Stock Purchase Plan was duly adopted by the Board of Directors of the Company on March 16, 1992 and amended on March 16, 1995.

                         PLAN HISTORY

March 14, 1988    Board of Directors adopted the Plan

May 27, 1988      Shareholders approved the Plan

May 25, 1989      Board of Directors adopted the Amended and Restated
                  Plan

May 25, 1989      Shareholders approved the Amended and Restated Plan

March 18, 1991    Board of Directors adopted the Second Amended and
                  Restated Plan

May 31, 1991      Shareholders approved the Second Amended and
                  Restated Plan

March 16, 1992    Board of Directors adopted the Third Amended and
                  Restated Plan to increase the share reserve to 600,000 shares.

May 28, 1992      Shareholders approved the Third Amended and
                  Restated Plan

March 16, 1995    Board amends plan to increase share reserve to
                  1,000,000 shares

[_______, 1995]   Stockholders approve above amendment

                       ROSS STORES, INC.
                 EMPLOYEE STOCK PURCHASE PLAN
                    SUBSCRIPTION AGREEMENT

_____ Original Application                _____ Annual Offering Period

_____ Change in Purchase Right Accrual    _____ Half-Year Offering Period


     I hereby elect to participate in the Employee Stock Purchase
Plan (the "Stock Purchase Plan") of Ross Stores, Inc. (the
"Company") and subscribe to purchase the shares of the Company's common stock determined in accordance with the Stock
Purchase Plan.

    I hereby authorize payroll deductions in the amount of $_____ or _____ percent of my base pay [fill in one only] from each paycheck throughout the Offering Period in accordance with the Stock Purchase Plan. (The amount deducted each pay period must be between 1% and 10% of compensation and must be stated in whole percentages). I understand that these payroll deductions will be accumulated for the purchase of shares of common stock of the Company at the applicable purchase price determined in accordance with the Stock Purchase Plan. I further understand that, except as otherwise set forth in the Stock Purchase Plan, shares will be purchased for me automatically on the last day of the Offering Period unless I otherwise withdraw from the Stock Purchase Plan or from the Offering by giving written notice to the Company or terminate employment with the Company.

     I further understand that I will automatically participate in each subsequent Annual Offering Period under the Plan until such time as I file with the Company the notice of withdrawal from the Stock Purchase Plan attached hereto.

     Shares purchased for me under the Stock Purchase Plan should be issued in my name as set forth below. (I understand that Shares may be issued in my name alone or together with my spouse as community property or as joint tenants.)

          NAME: __________________________

          ADDRESS: _______________________

               __________________________


          SOCIAL SECURITY NUMBER: _________

   I am familiar with the terms and provisions of the Stock
Purchase Plan and hereby agree to participate in the Stock
Purchase Plan subject to all of the terms and provisions thereof. I understand that the Board reserves the right to amend the Stock

Purchase Plan and this Option as may be necessary to qualify this Option as an option granted pursuant to an employee stock purchase plan as defined in section 423 of the Internal Revenue Code of 1986, as amended. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Stock Purchase Plan.

Date:___________________ Signature:_________________________

                       ROSS STORES, INC.
                 EMPLOYEE STOCK PURCHASE PLAN
                     NOTICE OF WITHDRAWAL


     I hereby elect to withdraw from the offering under the Employee Stock Purchase Plan (the "Stock Purchase Plan") of
Ross Stores, Inc. (the "Company") which commenced _________,
19______ (the "Offering"), and hereby request that all payroll deductions credited to my account with respect to the Offering (if any), and not previously used to purchase shares of common stock of the Company under the Stock Purchase Plan, be paid to me as soon as is practical. I understand that this Notice of Withdrawal automatically terminates my interest in the Offering.

     As to participation in future Annual Offering Periods of the Stock Purchase Plan, I elect as follows:

               _______   I elect to participate in future
               Annual Offering Periods of the Stock Purchase
               Plan.

     I understand that by making the election set forth above I shall continue to participate in the Stock Purchase Plan, and that I shall be enrolled in the next Annual Offering Period of the Stock Purchase Plan commencing after the date of this withdrawal, until such time as I elect to withdraw from the Stock Purchase Plan or any such subsequent offering.

               _______   I elect not to participate in future
               offerings of the Stock Purchase Plan.

     I understand that by making the election set forth above I terminate my interest in the Stock Purchase Plan and that no further payroll deductions will be made unless I file a new subscription agreement in accordance with the Stock Purchase Plan to become a participant in another offering under the Stock Purchase Plan and I am eligible to participate in the Stock Purchase Plan at that time.

     I understand that if no election is made as to participation in future offerings of the Stock Purchase Plan, I will be deemed to have elected to participate in future Annual
Offering Periods.



Date:     _____________  Signature:______________